                                                          Barclay Capital
                                                          5 The North Colonnade
                                                          Canary Wharf
                                                          London E14 4BB

                                                          Tel +44 (0)20 7623 2323

To:            U.S.  Bank  National  Association  (the  "Supplemental   Interest  Trust
               Trustee"),  not in its  individual  capacity but solely as  supplemental
               interest  trust  trustee  for  the  benefit  of  RASC  Series   2006-KS9
               Supplemental   Interest  Trust,   Home  Equity   Mortgage   Asset-Backed
               Pass-Thorough Certificates Series 2006-KS9 ("PARTY B")

Tel            (651) 495-3880
Fax            (651) 495-8090

From:          BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("PARTY A")

Date:          October 27, 2006

Reference:     1427006B

                            INTEREST RATE SWAP TRANSACTION

The  purpose  of this  facsimile  (this  "Confirmation")  is to  confirm  the terms and conditions  of the  Transaction  entered  into  between us on the Trade Date  specified below (the "Transaction").

The  definitions  and  provisions  contained  in the 2000 ISDA  Definitions  (the "2000
Definitions"),  as published by the  International  Swaps and Derivatives  Association,
Inc.  ("ISDA")  are  incorporated  into  this   Confirmation.   In  the  event  of  any
inconsistency  between the 2000 Definitions and this  Confirmation,  this  Confirmation
will  govern  for  the   purposes   of  the   Transaction.   References   herein  to  a
"Transaction"  shall  be  deemed  to be  references  to a  "Swap  Transaction"  for the purposes of the 2000  Definitions,  any reference to a "Swap  Transaction"  in the 2000
Definitions  is  deemed to be a  reference  to a  "Transaction"  for  purposes  of this
Agreement.  Capitalized  terms  used  in this  Confirmation  and  not  defined  in this
Confirmation  or the 2000  Definitions  shall have the respective  meaning  assigned in the  Agreement.  Each party hereto  agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

1.        This  Confirmation  supplements,  forms part of, and is subject  to, the ISDA
Master  Agreement dated as of October 27, 2006, as amended and  supplemented  from time to time  (the  "Agreement"),  between  you  and us.  All  provisions  contained  in the
Agreement  govern  this  Confirmation  except  as  expressly  modified  below.  For the avoidance of doubt,  the  Transaction  described  herein shall be the sole  Transaction governed by this  Agreement.  Other  capitalized  terms used  herein and not  otherwise defined shall have the meanings given them in the Pooling and Servicing Agreement.

(a)       NON-RELIANCE.  It is  acting  for  its own  account,  and it has  made  its own independent  decisions  to enter into the  Transaction  and as to  whether  the
          Transaction  is  appropriate  or proper based upon its own  judgement  and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication  (written or oral) of the other party as investment  advice or as a  recommendation  to enter  into the  Transaction:  it being  understood  that information  and  explanations  related  to the  terms  and  conditions  of the
          Transaction  shall not be considered  investment  advice or a recommendation to enter into the Transaction.  No  communication  (written or oral) received from the other  party  shall be deemed to be an  assurance  or  guarantee  as to the expected  results of the  Transaction.  Notwithstanding  the foregoing,  in the case  of the  Trustee,  it has  been  directed  by the  Pooling  and  Servicing
          Agreement to enter into this Transaction.

(b)       ASSESSMENT  AND  UNDERSTANDING.  It is capable of  assessing  the merits of and understanding (on its own behalf or through independent  professional  advice),
          and  understands  and  accepts,   the  terms,   conditions  and  risks  of  the
          Transaction.  It is also  capable of assuming,  and  assumes,  the risks of the
          Transaction.

(c)       STATUS OF  PARTIES.  The other  party is not  acting as a  fiduciary  for or an adviser  to  it in  respect  of  the  Transaction,  and  in  the  case  of  the
          Supplemental  Interest Trust  Trustee,  it has been directed by the Pooling and
          Servicing Agreement to enter into this Transaction.

(d)       PURPOSE.  It is entering into the  Transaction  for the purposes of hedging its assets or liabilities or in connection with a line of business.

        In the event of any  inconsistency  between the provisions of the Agreement and
this   Confirmation,   this  Confirmation  will  prevail  for  purposes  of  this  Swap
Transaction.

2.  The   terms   of  the   particular   Transaction   to   which   this   Confirmation
relates are as follows:

Notional Amount:                   In  respect  of  a  Calculation  Period,  the  Notional
                                   Amount  corresponding to the Period Start Date on which
                                   such  Calculation   Period  commences  (in  Schedule  A
                                   attached hereto).

Trade Date:                        October 25, 2006

Effective Date:                    October 27, 2006

Termination Date:                  October 25, 2011,  subject to  adjustment in accordance
                                   with the Business Day  Convention;  provided,  however,
                                   that for the  purpose of  determining  the Final  Fixed
                                   Date Payer Period End Date,  Termination  Date shall be
                                   subject to No Adjustment.

Fixed Amounts:

     Fixed Rate Payer:             Party B

     Fixed Rate Payer Payment      The 25th day of each  month,  commencing  November  25,
     Dates:                        2006,  through and including the  Termination  Date (No
                                   Adjustment)
     Early Payment:
                                   One Business Day

     Fixed Rate:                   5.210%

     Fixed Rate Day Count          30/360
     Fraction:

     Fixed Amount:                 In respect of a  Calculation  Period,  an amount in USD
                                   equal to the product of:

                                   (i)  Notional   Amount  in  respect  of  such   period;
                                        multiplied by

                                   (ii) Fixed Rate; multiplied by

                                   (iii)   Fixed Rate Day Count Fraction.

Floating Amounts:

    Floating Rate Payer:           Party A

    Floating Rate Payer Payment    The 25th day of each  month,  commencing  November  25,
    Dates:                         2006,  through  and  including  the  Termination  Date,
                                   subject to adjustment  in accordance  with the Business
                                   Day Convention
    Early Payment:
                                   One Business Day

    Floating Rate Option:          USD-LIBOR-BBA.

    Floating Amount:               In respect of a  Calculation  Period,  an amount in USD
                                   equal to the product of:

                                   (i)  Notional   Amount  in  respect  of  such   period;
                                        multiplied by

                                   (ii) Floating   Rate  in   respect   of  such   period;
                                        multiplied by

                                   (iii)   Floating Rate Day Count Fraction.

    Designated Maturity:           1 month

    Spread:                        None

    Initial Floating Rate:         5.32%

    Floating Rate Day Count        Actual/360
    Fraction:

    Reset Dates:                   The first day of each Calculation Period

    Compounding:                   Inapplicable

Calculation Agent:                 Party A

Business Day Convention:           Following

Business Days:                     New York

     Account Details:              Account Details for Party A:
                                   Correspondent: BARCLAYS BANK PLC NEW YORK
                                   FEED: 026002574
                                   Beneficiary:  BARCLAYS SWAPS
                                   Beneficiary Account: 050-01922-8

                                   Account Details for Party B:

                                   U.S. BANK NATIONAL ASSOCIATION
                                   ABA #:  091000022
                                   ACC #:  173103322058
                                   Reference:  RASC Series 2006-KS9
                                   OBI:  Attention:  John Thomas
                                   Reference Account #:  106603000

The time of dealing  will be confirmed  by Party A upon  written  request.  Barclays is regulated  by the  Financial  Services  Authority.  Barclays  is  acting  for  its  own account in respect of this Transaction.

Please  confirm that the foregoing  correctly  sets forth all the terms and  conditions of our  agreement  with  respect to the  Transaction  by  responding  within  three (3)
Business Days by promptly  signing in the space  provided below and both (i) faxing the signed  copy  to  Incoming  Transaction  Documentation,  Barclays  Capital  Global  OTC
Transaction    Documentation    &   Management,    Global    Operations,    Fax   +(44)
20-7773-6810/6857,  Tel +(44) 20-7773-6901/6904/6965,  and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade,  Canary Wharf,  London E14 4BB,  Attention
of  Incoming  Transaction  Documentation,   Barclays  Capital  Global  OTC  Transaction
Documentation  &  Management,  Global  Operation.  Your failure to respond  within such period  shall not affect the  validity or  enforceability  of the  Transaction  against you.  This  facsimile  shall be the only  documentation  in respect of the  Transaction and accordingly no hard copy versions of this  Confirmation for this Transaction  shall be provided unless the Party B requests.

For and on behalf of                           For and on behalf of
BARCLAYS BANK PLC                              RASC SERIES 2006-KS9

                                               BY: U.S.  BANK NATIONAL  ASSOCIATION,  NOT IN
                                               ITS   INDIVIDUAL   CAPACITY   BUT  SOLELY  AS
                                               SUPPLEMENTAL  INTEREST  TRUST TRUSTEE FOR THE
                                               BENEFIT OF RASC SERIES 2006-KS9  SUPPLEMENTAL
                                               INTEREST   TRUST,    HOME   EQUITY   MORTGAGE
                                               ASSET-BACKED    PASS-THROUGH    CERTIFICATES,
                                               SERIES 2006-KS9

/s/Adam Carysforth                             /s/Tamara Shultz-Fugh
Name: Adam Carysforth                          Name: Tamara Shultz-Fugh
Title: Authorised Signatory                    Title: Vice President
Date:                                          Date:

Barclays Bank PLC and its Affiliates,  including  Barclays Capital Inc., may share with each  other  information,  including  non-public  credit  information,  concerning  its clients and  prospective  clients.  If you do not want such  information  to be shared, you must write to the Director of Compliance,  Barclays Bank PLC, 200 Park Avenue,  New
York, NY 10166.

SCHEDULE A to the Confirmation dated as of September 28, 2006
Re: Reference Number 1375516B

(Fixed Rate Payer Period End Dates are subject to No  Adjustment.  Floating  Rate Payer
Period  End Dates are  subject  to  adjustment  in  accordance  with the  Business  Day
Convention.)

  PERIOD START DATE       PERIOD END DATE      NOTIONAL AMOUNT (USD)
         27-Oct-06           25-Nov-06          1,192,800,152.65
         25-Nov-06           25-Dec-06          1,185,783,668.20
         25-Dec-06           25-Jan-07          1,175,499,225.69
         25-Jan-07           25-Feb-07          1,161,918,696.05
         25-Feb-07           25-Mar-07          1,145,038,217.63
         25-Mar-07           25-Apr-07          1,124,879,511.25
         25-Apr-07           25-May-07          1,101,490,965.62
         25-May-07           25-Jun-07          1,074,948,458.75
         25-Jun-07           25-Jul-07          1,045,357,537.61
         25-Jul-07           25-Aug-07          1,012,951,239.93
         25-Aug-07           25-Sep-07            978,672,454.39
         25-Sep-07           25-Oct-07            943,356,646.92
         25-Oct-07           25-Nov-07            909,330,876.42
         25-Nov-07           25-Dec-07            876,548,732.40
         25-Dec-07           25-Jan-08            844,964,238.25
         25-Jan-08           25-Feb-08            814,533,133.15
         25-Feb-08           25-Mar-08            785,212,807.56
         25-Mar-08           25-Apr-08            756,962,241.15
         25-Apr-08           25-May-08            729,741,943.07
         25-May-08           25-Jun-08            703,494,899.56
         25-Jun-08           25-Jul-08            678,129,399.31
         25-Jul-08           25-Aug-08            649,191,052.19
         25-Aug-08           25-Sep-08            607,345,227.80
         25-Sep-08           25-Oct-08            568,527,148.59
         25-Oct-08           25-Nov-08            532,565,474.26
         25-Nov-08           25-Dec-08            499,222,221.19
         25-Dec-08           25-Jan-09            470,619,794.63
         25-Jan-09           25-Feb-09            451,431,933.43
         25-Feb-09           25-Mar-09            433,065,646.18
         25-Mar-09           25-Apr-09            415,480,239.80
         25-Apr-09           25-May-09            398,642,328.89
         25-May-09           25-Jun-09            382,517,951.36
         25-Jun-09           25-Jul-09            367,075,811.98
         25-Jul-09           25-Aug-09            352,286,024.30
         25-Aug-09           25-Sep-09            338,120,104.86
         25-Sep-09           25-Oct-09            324,553,534.73
         25-Oct-09           25-Nov-09            311,564,517.37
         25-Nov-09           25-Dec-09            299,120,220.88
         25-Dec-09           25-Jan-10            287,196,941.91
         25-Jan-10           25-Feb-10            275,772,036.31
         25-Feb-10           25-Mar-10            264,823,873.17
         25-Mar-10           25-Apr-10            254,331,985.47
         25-Apr-10           25-May-10            244,276,874.61
         25-May-10           25-Jun-10            234,639,163.41
         25-Jun-10           25-Jul-10            225,400,827.65
         25-Jul-10           25-Aug-10            216,544,644.24
         25-Aug-10           25-Sep-10            208,054,163.12
         25-Sep-10           25-Oct-10            199,913,793.91
         25-Oct-10           25-Nov-10            192,108,447.68
         25-Nov-10           25-Dec-10            184,623,649.90
         25-Dec-10           25-Jan-11            177,445,672.05
         25-Jan-11           25-Feb-11            170,561,392.34
         25-Feb-11           25-Mar-11            163,958,269.03
         25-Mar-11           25-Apr-11            157,624,311.87
         25-Apr-11           25-May-11            151,548,059.67
         25-May-11           25-Jun-11            145,718,555.67
         25-Jun-11           25-Jul-11            140,125,324.73
         25-Jul-11           25-Aug-11            134,758,353.99
         25-Aug-11           25-Sep-11            129,608,066.17
         25-Sep-11           25-Oct-11            124,662,461.44

(MULTICURRENCY--CROSS BORDER)

                                            ISDA(R)
                     International Swap and Derivatives Association, Inc.
                                       MASTER AGREEMENT

                                 dated as of October 27, 2006

BARCLAYS BANK PLC                            and  U.S. Bank National  Association (the  "Supplemental
                                                  Interest  Trust  Trustee"),  not in its  individual
                                                  capacity but solely as Supplemental  Interest Trust
                                                  trustee,  on  behalf of the  Supplemental  Interest
                                                  Trust,  for the  Benefit  of RASC  Series  2006-KS9
                                                  Trust,   Home  Equity   Asset-Backed   Pass-Through
                                                  Certificates, Series 2006-KS9
............................................       ....................................................
("Party A")                                       ("Party B")

have  entered  and/or  anticipate   entering  into  one  or  more  transactions   (each  a
"Transaction") that are or will  be governed by this Master Agreement,  which includes the
schedule  (the  "Schedule"),   and the documents  and other confirming  evidence  (each  a
"Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.      INTERPRETATION

(a)     DEFINITIONS.  The  terms  defined  in  Section  14 and in the  Schedule  will have the meanings therein specified for the purpose of this Master Agreement.

(b)     INCONSISTENCY.  In the  event  of any  inconsistency  between  the  provisions  of
the Schedule and the   other provisions of this   Master  Agreement,   the  Schedule  will
prevail. In the event of any inconsistency  between the provisions of any Confirmation and this Master Agreement  (including  the Schedule), such  Confirmation will prevail  for the purpose of the relevant Transaction.

(c)     SINGLE   AGREEMENT.   All  Transactions  are  entered  into  in  reliance  on  the fact that this Master  Agreement and all Confirmations form a single agreement between the
parties   (collectively referred to as   this "Agreement"), and   the  parties  would  not
otherwise enter into any Transactions.

2.      OBLIGATIONS

(a)     GENERAL CONDITIONS.

        (i)Each party will make each payment or delivery  specified  in each  Confirmation to be made by it, subject to the other provisions of this Agreement.

        (ii)              Payments  under this  Agreement will be made on the due date for
        value  on  that  date in the place   of the account   specified  in  the  relevant
        Confirmation       or       otherwise        pursuant        to this Agreement, in
        freely transferable funds  and  in  the  manner  customary  for  payments  in  the
        required currency. Where   settlement is by  delivery  (that  is,  other  than  by
        payment),  such delivery will be made  for receipt on  the due date  in the manner
        customary   for  the   relevant   obligation   unless   otherwise specified in the
        relevant Confirmation or elsewhere in this Agreement.

        (iii)  Each  obligation  of each  party  under  Section  2(a)(i) is subject to (1)
        the condition precedent  that no Event of  Default or  Potential  Event of Default with respect to the other party has occurred and is continuing,  (2) the condition
        precedent     that     no     Early     Termination     Date     in respect of the
        relevant Transaction has   occurred  or  been   effectively   designated  and  (3)
        each other applicable condition precedent specified in this Agreement.

           Copyright(C)1992 by International Swap and Derivatives Association, Inc.

(b)     CHANGE OF ACCOUNT.  Either  party may change its  account for  receiving a payment or delivery by  giving notice to  the other party at least five Local  Business Days prior to the scheduled  date for  the payment  or delivery to  which such change  applies unless such other party gives timely notice of a reasonable objection to such change.

(c)     NETTING. If on any date amounts would otherwise be payable:--

        (i)in the same currency; and

        (ii)   in respect of the same Transaction,

by each party to the other,  then, on such date,  each party's  obligation to make payment of  any such amount  will be automatically  satisfied and discharged and, if the aggregate amount that would  otherwise have been  payable by one party exceeds the aggregate  amount that would otherwise have been payable by the other  party, replaced by an obligation upon the party by whom the larger aggregate amount would have been  payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The  parties  may elect in respect of two or more  Transactions  that a net amount will be determined in respect  of all amounts  payable  on the same date in the same  currency  in respect of such  Transactions, regardless of  whether such amounts  are payable in respect of the same  Transaction.  The election may be made in the  Schedule or a  Confirmation by specifying that subparagraph (ii) above will not apply to  the Transactions  identified as
being  subject  to  the  election,   together  with  the  starting  date  (in  which  case
subparagraph (ii)  above will not,  or will cease to, apply to such Transactions from such date). This election may be made  separately for different groups of Transactions and will apply  separately to each pairing of  Offices through  which the parties  make and receive payments or deliveries.

(d)     DEDUCTION OR WITHHOLDING FOR TAX.

        (i)GROSS-UP.   All   payments   under  this   Agreement   will  be  made   without
        any deduction or  withholding for  or on account of any Tax unless such  deduction or withholding is required by any  applicable law,  as modified by the practice of any relevant  governmental  revenue  authority, then in  effect.  If a party is so required to deduct or withhold, then that party ("X") will:--

          (1)   promptly notify the other party ("Y") of such requirement;

          (2)   pay  to  the  relevant   authorities   the  full  amount  required  to  be
          deducted or withheld  (including the full  amount  required  to be  deducted  or withheld  from any  additional amount  paid by X to Y under this  Section  2(d))
          promptly upon the earlier of determining that such  deduction or withholding  is required or receiving notice that such amount has been assessed against Y;

          (3)   promptly  forward to Y an  official  receipt  (or a  certified  copy),  or other documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4)   if such Tax is an Indemnifiable  Tax, pay to Y, in addition to the payment to which Y is  otherwise entitled under  this Agreement,  such additional amount as is necessary  to ensure that  the net amount actually received by Y (free and clear of Indemnifiable  Taxes,  whether assessed  against X or Y) will equal the full  amount Y would have  received  had no  such deduction or  withholding been required.  However,  X will  not be  required  to pay  any  additional amount to
          Y to the extent that it would not be required to be paid but for:--

                  (A) the    failure   by   Y   to   comply    with   or    perform    any
                  agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a  representation  made by Y pursuant to Section 3(f)
                  to be accurate and  true unless such failure would not have occurred but for (I) any action  taken by a taxing  authority, or  brought in a court
                  of   competent   jurisdiction,   on  or  after   the   date   on which a
                  Transaction is entered  into (regardless of whether such action is taken or brought with  respect to a  party to this Agreement) or (II) a Change in Tax Law.

      (ii) LIABILITY. If:--

           (1)   X is required  by any  applicable  law,  as  modified by the  practice of
           any relevant   governmental revenue   authority,   to  make  any  deduction  or
           withholding in respect  of which X  would not be  required to pay an additional amount to Y under Section 2(d)(i)(4);

           (2)   X does not so deduct or withhold; and

           (3)   a liability resulting from such Tax is assessed directly against X,

      then,  except  to the  extent  Y has  satisfied  or  then  satisfies  the  liability resulting  from  such Tax, Y  will promptly pay  to X the  amount of such  liability
      (including any related liability for interest, but  including any related  liability
      for   penalties   only   if   Y   has   failed   to   comply   with   or perform any
      agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)   DEFAULT INTEREST;  OTHER AMOUNTS.  Prior to the occurrence or effective  designation of an Early  Termination Date  in  respect  of the  relevant  Transaction,  a  party  that defaults in the  performance of any  payment obligation  will, to the extent  permitted by law and subject to Section  6(c),  be required  to pay interest  (before as well  as after judgment)  on the  overdue  amount  to the  other  party on  demand  in the  same currency as such overdue  amount,  for the period from (and  including)  the  original due date for payment to (but  excluding) the date of actual payment, at the Default Rate. Such interest will be  calculated  on  the basis of  daily compounding  and the  actual  number  of days elapsed.  If, prior to the  occurrence  or  effective designation  of an Early Termination
Date in  respect of the  relevant  Transaction,  a party  defaults  in the  performance of any obligation  required to be settled by delivery,  it will compensate the other party on demand if  and to the  extent provided  for in the relevant  Confirmation  or elsewhere in this Agreement.

3.    REPRESENTATIONS

Each party  represents  to the other  party  (which  representations  will be deemed to be repeated  by each party  on each date  on which a Transaction  is entered into and, in the case of the  representations in  Section 3(f), at  all times until the termination of this
Agreement) that:--

(a)   BASIC REPRESENTATIONS.

      (i)  STATUS.  It is duly  organised  and  validly  existing  under  the  laws of the jurisdiction of its  organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) POWERS.   It  has  the  power  to  execute   this   Agreement   and  any  other
      documentation relating to  this Agreement  to which it is a party,  to deliver  this
      Agreement  and  any  other  documentation relating   to this Agreement  that  it  is
      required  by this  Agreement  to deliver and to perform  its obligations  under this
      Agreement  and  any  obligations  it  has  under  any  Credit  Support  Document  to which it is  a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii)NO VIOLATION OR  CONFLICT.  Such  execution,  delivery and  performance  do not
      violate or    conflict   with any law   applicable  to  it,  any  provision  of  its
      constitutional  documents,  any order  or judgment  of any court  or other agency of
      government   applicable   to  it   or   any   of   its   assets   or any contractual
      restriction binding on or affecting it or any of its assets;

      (iv) CONSENTS.  All  governmental  and other consents that are required to have been obtained by it  with respect to  this  Agreement or any Credit  Support  Document to which it is a  party have been  obtained and  are in full  force and  effect and all conditions of any such consents have been complied with; and

      (v)  OBLIGATIONS   BINDING.   Its   obligations   under  this   Agreement   and  any
      Credit Support Document  to which it  is a party  constitute  its  legal,  valid and binding obligations,  enforceable in accordance with their respective terms (subject to  applicable  bankruptcy, reorganisation, insolvency,  moratorium or similar  laws
      affecting  creditors'  rights  generally  and  subject,  as  to   enforceability, to
      equitable principles  of general  application  (regardless  of  whether  enforcement is sought in a proceeding in equity or at law)).

(b)   ABSENCE OF CERTAIN  EVENTS.  No Event of Default or  Potential  Event of Default or,
to its knowledge,  Termination Event with respect to it has occurred and is continuing and no such event or  circumstance would  occur as a result of its entering into or performing its  obligations  under this  Agreement or any  Credit Support  Document to which  it is a party.

(c)   ABSENCE  OF  LITIGATION.  There is not  pending  or,  to its  knowledge,  threatened against it or any of its Affiliates any action,  suit or proceeding at law or in equity or before any court, tribunal,  governmental body,  agency or official or any arbitrator that
is   likely  to  affect   the   legality,   validity   or   enforceability   against it of
this Agreement or  any Credit  Support  Document  to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)   ACCURACY OF SPECIFIED  INFORMATION.  All applicable information that is furnished in writing  by or on  behalf of it  to the other party and is  identified  for the purpose of this Section 3(d) in the  Schedule is, as of  the date of the information,  true, accurate and complete in every material respect.

(e)   PAYER TAX  REPRESENTATION.  Each  representation  specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)   PAYEE TAX  REPRESENTATIONS.  Each representation  specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    AGREEMENTS

Each  party  agrees  with the  other  that,  so long as  either  party has or may have any obligation under this  Agreement or under  any Credit  Support  Document  to which it is a party:--

(a)   FURNISH  SPECIFIED  INFORMATION.   It  will  deliver  to  the  other  party  or,  in
certain cases under  subparagraph (iii) below,  to such government or taxing  authority as the other party reasonably directs:--

     (i)   any forms,  documents  or  certificates  relating to taxation  specified in the
     Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation; and

     (iii) upon  reasonable  demand by such other  party,  any form or  document  that may be required or  reasonably requested in writing in order to allow such other party or its Credit Support Provider to  make a payment under this Agreement or any applicable
     Credit Support  Document  without any  deduction or withholding  for or on account of any Tax or with  such  deduction  or withholding at a  reduced rate  (so  long as the
     completion,    execution   or   submission    of   such   form   or    document would
     not materially prejudice  the legal or commercial position of the party in receipt of such demand),  with any such  form or  document  to be accurate  and  completed  in a manner  reasonably satisfactory  to such other  party  and to be  executed  and to be delivered with any reasonably required certification,

in each case by the date  specified  in the Schedule or such  Confirmation  or, if none is specified, as soon as reasonably practicable.

(b)   MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts to  maintain in full force and effect all  consents of any governmental or other authority that are required to be obtained by it with respect to this  Agreement or any  Credit Support Document to which it is a party and will use all reasonable efforts to obtain  any that may become necessary in the future.

(c)   COMPLY WITH LAWS. It will comply in all material  respects with all applicable  laws and orders to  which it may be subject if failure so to comply would materially impair its ability to perform its obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)   TAX  AGREEMENT.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)   PAYMENT  OF STAMP  TAX.  Subject  to  Section  11, it will pay any Stamp Tax  levied or imposed upon  it or in respect  of its execution or  performance  of this  Agreement by a jurisdiction in which it is incorporated,

organised,  managed and  controlled,  or considered to have its seat, or in which a branch or office through  which it is acting for the purpose of this Agreement is located ("Stamp
Tax  Jurisdiction")  and will indemnify  the other party  against  any Stamp Tax levied or imposed upon the other party or in respect of  the other party's  execution or performance
of  this  Agreement  by  any  such  Stamp  Tax  Jurisdiction  which  is   not also a Stamp
Tax Jurisdiction with respect to the other party.

5.    EVENTS OF DEFAULT AND TERMINATION EVENTS

(a)   EVENTS  OF  DEFAULT.  The  occurrence  at any time  with  respect  to a party or, if applicable, any Credit  Support Provider of  such  party or any  Specified  Entity of such party  of  any of the  following events constitutes  an event of  default  (an  "Event  of
Default") with respect to such party:--

      (i)  FAILURE  TO PAY OR  DELIVER.  Failure  by the  party to  make,  when  due,  any payment under this  Agreement or delivery  under Section 2(a)(i) or 2(e) required to be made by it if such failure is not  remedied on or before the third Local Business
      Day after notice of such failure is given to the party;

      (ii) BREACH  OF  AGREEMENT.   Failure  by  the  party  to  comply  with  or  perform
      any agreement or  obligation (other  than an  obligation  to make any payment  under this  Agreement  or  delivery under  Section 2(a)(i) or  2(e) or to give notice of a
      Termination Event or any  agreement or obligation  under Section 4(a)(i),  4(a)(iii)
      or  4(d))   to  be   complied   with  or   performed   by  the   party in accordance
      with this Agreement  if such failure is not remedied on or before the  thirtieth day after notice of such failure is given to the party;

      (iii)CREDIT SUPPORT DEFAULT.

           (1)   Failure  by the party or any  Credit  Support  Provider  of such party to comply with or  perform any agreement  or  obligation  to be  complied  with or performed by it in accordance  with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2)   the  expiration or  termination  of such Credit  Support  Document or the failing or ceasing  of such Credit  Support  Document  to be in full  force and
           effect  for  the  purpose  of this Agreement   (in either case  other  than  in
           accordance  with  its  terms)  prior  to  the  satisfaction  of all obligations
           of such party   under   each   Transaction   to  which  such   Credit   Support
           Document relates without the written consent of the other party; or

           (3)   the  party  or  such  Credit  Support  Provider  disaffirms,   disclaims,
           repudiates  or rejects, in  whole or in  part, or  challenges  the validity of, such Credit Support Document;

      (iv) MISREPRESENTATION.   A  representation   (other  than  a  representation  under
      Section 3(e) or (f))  made or repeated  or deemed to have been made or  repeated  by the party or  any Credit Support  Provider of such  party in this  Agreement  or any
      Credit Support Document proves to have been  incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v)  DEFAULT UNDER SPECIFIED TRANSACTION.  The party, any Credit Support Provider of such party or  any applicable Specified  Entity of such party (1)  defaults  under a
      Specified Transaction and, after  giving effect to any applicable notice requirement or  grace  period,  there  occurs a  liquidation of, an  acceleration of obligations under,  or  an  early  termination  of,  that  Specified  Transaction, (2) defaults, after giving effect  to any applicable notice requirement or grace period, in making any payment or  delivery due on  the last payment,  delivery or exchange date of, or any  payment  on early termination  of, a Specified  Transaction  (or  such  default continues for at least three Local  Business Days if there  is no applicable  notice
      requirement   or  grace   period)   or  (3)   disaffirms,   disclaims, repudiates or
      rejects, in whole  or in part, a Specified  Transaction  (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) CROSS DEFAULT.  If "Cross  Default" is specified in the Schedule as applying to the party, the  occurrence or existence  of (1) a default, event of default or other similar condition or event (however

      described)  in respect of such  party,  any Credit  Support  Provider  of such party or any applicable  Specified Entity of  such party under one or more  agreements  or instruments  relating to Specified  Indebtedness of any  of  them  (individually  or collectively)  in an  aggregate  amount  of  not less than  the applicable Threshold
      Amount  (as  specified  in  the  Schedule)  which  has  resulted   in such Specified
      Indebtedness becoming,  or  becoming  capable  at such time of being  declared,  due and payable under  such agreements or  instruments,  before it would  otherwise have been due and payable or  (2) a default  by such party,  such Credit Support Provider or  such  Specified  Entity  (individually or collectively)  in making one  or  more payments  on the due  date  thereof  in an  aggregate  amount  of not  less than the applicable Threshold  Amount under such  agreements  or  instruments  (after  giving effect to any applicable notice requirement or grace period);

      (vii)BANKRUPTCY.   The  party,   any  Credit  Support  Provider  of  such  party  or
      any applicable Specified Entity of such party:--

           (1)   is dissolved  (other than pursuant to a  consolidation,  amalgamation  or merger); (2) becomes  insolvent or is  unable  to pay its  debts  or  fails  or admits in writing its inability generally to pay  its debts as they become due;
           (3)  makes a general  assignment,  arrangement or composition  with or for  the
           benefit   of   its    creditors;    (4)    institutes    or   has    instituted
           against it a proceeding  seeking a judgment  of insolvency or bankruptcy or any other  relief  under  any bankruptcy or  insolvency law or  other  similar  law
           affecting    creditors'   rights,   or   a   petition   is    presented for its
           winding-up or liquidation,   and,  in  the  case  of  any  such  proceeding  or
           petition instituted or  presented against it,  such  proceeding or petition (A)
           results in a judgment of insolvency or  bankruptcy or the entry of an order for relief or the making of an order for its  winding-up or  liquidation or (B)  is not  dismissed,  discharged,  stayed or restrained in each case  within 30 days of the institution  or presentation  thereof;  (5) has a resolution  passed for its winding-up, official  management or  liquidation  (other than pursuant to a consolidation,  amalgamation or merger);  (6) seeks or  becomes  subject to the
           appointment       of      an       administrator,       provisional liquidator,
           conservator, receiver,  trustee,  custodian or other similar official for it or
           for  all or substantially   all its assets;   (7)  has  a  secured  party  take
           possession    of    all    or    substantially     all    its     assets or has
           a distress, execution,   attachment,   sequestration  or  other  legal  process
           levied,  enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or  any such process is not dismissed, discharged,  stayed or restrained, in each case within 30 days  thereafter; (8)
           causes   or  is   subject   to   any   event   with   respect   to  it   which,
           under the applicable  laws of any jurisdiction,  has an analogous effect to any of the events  specified  in clauses (1)  to (7) (inclusive);  or (9) takes any
           action   in   furtherance   of,   or   indicating   its    consent to, approval
           of, or acquiescence in, any of the foregoing acts; or

      (viii)    MERGER  WITHOUT  ASSUMPTION.  The  party or any  Credit  Support  Provider
      of such party   consolidates or amalgamates   with,  or  merges  with  or  into,  or
      transfers all or substantially  all its assets  to, another entity  and, at the time of such consolidation, amalgamation, merger or transfer:--

           (1)   the  resulting,  surviving or  transferee  entity fails to assume all the obligations of such party  or such Credit Support Provider under this Agreement or any Credit  Support Document to  which it or  its predecessor was a party by operation  of law or pursuant to  an agreement  reasonably satisfactory  to the other party to this Agreement; or

           (2)   the benefits of any Credit Support  Document fail to extend  (without the consent of the  other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(B)   TERMINATION  EVENTS.  The  occurrence  at any time  with  respect  to a party or, if applicable, any Credit  Support Provider of  such  party or any  Specified  Entity of such party of any event specified below constitutes  an Illegality if the event is specified in
(i) below, a Tax Event if the event is specified in (ii) below or a Tax  Event Upon Merger if  the  event  is  specified  in  (iii)  below,  and,  if  specified  to  be  applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional  Termination
Event if the event is specified pursuant to (v) below:--

      (i)  ILLEGALITY.  Due to the adoption of, or any change in, any applicable law after the date on which  a Transaction is entered  into, or due to the promulgation of, or any change in,  the interpretation by  any court, tribunal  or regulatory  authority
      with  competent  jurisdiction  of   any applicable law after   such date, it becomes
      unlawful  (other  than as a result  of a breach  by the  party  of Section 4(b)) for such party (which will be the Affected Party):--

           (1)   to  perform  any  absolute  or  contingent  obligation  to make a payment or delivery or to  receive a payment or delivery in respect of such Transaction or to comply  with any other  material provision  of this Agreement relating to such Transaction; or

           (2)   to  perform,  or for  any  Credit  Support  Provider  of  such  party  to perform, any contingent  or other obligation which  the party  (or such  Credit
           Support  Provider)  has  under any Credit   Support Document relating  to  such
           Transaction;

      (ii) TAX EVENT.  Due to (x) any action  taken by a taxing  authority,  or brought in a court of competent  jurisdiction, on or after  the date on which a Transaction  is entered into (regardless of whether such  action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law,  the party (which will be the
      Affected  Party)  will,  or  there  is a  substantial  likelihood  that  it will, on the next succeeding  Scheduled  Payment  Date (1) be  required  to pay to the  other
      party an additional   amount in respect   of  an  Indemnifiable  Tax  under  Section
      2(d)(i)(4) (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e)) or
      (2) receive a payment  from which an amount  is required to  be deducted or withheld for or on account  of a Tax  (except  in  respect  of  interest  under Section 2(e),
      6(d)(ii) or 6(e))  and no  additional  amount is  required  to be paid in respect of such Tax under  Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or
      (B));

      (iii)     TAX  EVENT  UPON  MERGER.   The  party  (the  "Burdened   Party")  on  the
      next succeeding Scheduled  Payment  Date will  either  (1)  be  required  to  pay an
      additional  amount  in   respect of an Indemnifiable   Tax under Section  2(d)(i)(4)
      (except  in  respect  of  interest   under   Section  2(e),   6(d)(ii)   or 6(e)) or
      (2) receive a  payment  from which an amount has been  deducted or  withheld  for or on account of  any Indemnifiable Tax  in  respect  of which the  other  party is not required to pay an additional amount  (other than by reason of Section 2(d)(i)(4)(A)
      or (B)), in either case as a result of a party  consolidating or amalgamating  with, or merging with or into, or  transferring  all  or substantially all  its assets to,
      another   entity   (which   will  be  the   Affected   Party)   where  such   action
      does not constitute an event described in Section 5(a)(viii);

      (iv)       CREDIT EVENT UPON MERGER.  If "Credit  Event Upon Merger" is specified in
      the  Schedule as applying   to the party,  such  party  ("X"),  any  Credit  Support
      Provider of X or any  applicable  Specified Entity of X  consolidates or amalgamates with,  or merges  with or into,  or  transfers  all or  substantially all its assets to, another entity  and such  action  does not  constitute  an  event  described  in
      Section   5(a)(viii) but the   creditworthiness of the   resulting,   surviving   or
      transferee entity is materially weaker than that of X, such  Credit Support Provider or such  Specified  Entity,  as the case may be,  immediately  prior  to such action
      (and, in such event, X or its successor or transferee,  as appropriate,  will be the
      Affected Party); or

      (v)  ADDITIONAL   TERMINATION   EVENT.   If  any  "Additional   Termination   Event"
      is specified in the  Schedule or any  Confirmation  as applying,  the  occurrence of such event (and, in such event, the  Affected Party or  Affected Parties shall be as
      specified   for   such   Additional   Termination Event in    the Schedule or   such
      Confirmation).

(c)   EVENT  OF  DEFAULT  AND  ILLEGALITY.   If  an  event  or  circumstance  which  would
otherwise constitute or  give rise to an  Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.    EARLY TERMINATION

(a)   RIGHT TO TERMINATE  FOLLOWING  EVENT OF DEFAULT.  If at any time an Event of Default with respect to  a party (the "Defaulting Party") has occurred and is then continuing, the other  party (the "Non-defaulting  Party") may, by  not more  than 20 days  notice  to the
Defaulting Party  specifying the  relevant Event of Default,  designate a day  not earlier than  the  day  such  notice  is  effective  as an  Early  Termination  Date in respect of all outstanding Transactions.  If, however,  "Automatic Early Termination" is specified in the Schedule as  applying to a party,  then an Early  Termination  Date in  respect of all outstanding  Transactions will occur  immediately upon the occurrence with respect to such party of an Event of Default specified in  Section 5(a)(vii)(l), (3), (5),  (6) or, to the
extent analogous thereto,  (8), and as of  the time immediately  preceding the institution
of  the  relevant  proceeding  or  the  presentation  of  the   relevant petition upon the
occurrence with respect  to such  party  of an  Event  of  Default  specified  in  Section
5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

      (i)  NOTICE. If a Termination  Event occurs,  an Affected Party will,  promptly upon
      becoming aware of   it, notify the other   party,  specifying  the  nature  of  that
      Termination  Event  and  each  Affected Transaction  and will also give  such  other information about that Termination Event as the other party may reasonably require.

      (ii) TRANSFER TO AVOID  TERMINATION  EVENT.  If either an  Illegality  under Section
      5(b)(i)(l) or a Tax  Event occurs and  there is only one Affected Party, or if a Tax
      Event Upon Merger occurs and the  Burdened Party is the Affected Party, the Affected
      Party  will,  as a condition  to its  right to designate  an Early Termination  Date
      under  Section  6(b)(iv),   use  all  reasonable  efforts  (which   will not require
      such party to incur a loss, excluding  immaterial,  incidental expenses) to transfer within 20  days after  it gives notice  under  Section  6(b)(i)  all its  rights and obligations under this Agreement in respect of  the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the  Affected  Party is not able to make such a transfer  it will give  notice to the other party to that  effect within such 20 day period, whereupon the other party may effect such  a transfer within  30 days after the  notice is given under Section
      6(b)(i).

      Any such  transfer by a party  under this  Section  6(b)(ii)  will be subject to and conditional upon the  prior written consent  of the other party,  which consent will not be withheld if  such other party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii)TWO AFFECTED  PARTIES.  If an  Illegality  under  Section  5(b)(i)(1) or a Tax
      Event occurs and there are two Affected Parties,  each party will use all reasonable efforts  to  reach  agreement within 30 days  after notice thereof  is  given  under
      Section 6(b)(i) on action to avoid that Termination Event.

      (iv) RIGHT TO TERMINATE. If:--

           (1)  a  transfer  under  Section   6(b)(ii)  or  an  agreement   under  Section
           6(b)(iii),  as the case may  be, has not been  effected  with  respect  to  all
           Affected  Transactions  within  30 days after an   Affected Party gives  notice
           under Section 6(b)(i); or

           (2)  an  Illegality  under  Section  5(b)(i)(2),  a Credit  Event  Upon  Merger or an Additional  Termination Event occurs,  or a Tax Event Upon Merger  occurs and the Burdened Party is not the Affected Party,

      either  party  in the case of an  Illegality,  the  Burdened  Party in the case of a
      Tax Event Upon Merger,  any Affected Party  in  the  case  of  a  Tax  Event  or  an
      Additional Termination Event if there is more  than one Affected Party, or the party which is not the  Affected  Party in the case  of a Credit Event  Upon Merger or  an
      Additional  Termination  Event  if  there  is only  one  Affected  Party may, by not more than 20  days  notice  to the  other  party  and  provided  that  the  relevant
      Termination Event is then

      continuing,  designate a day not earlier  than the day such notice is  effective  as an Early Termination Date in respect of all Affected Transactions.

(c)   EFFECT OF DESIGNATION.

      (i)  If notice  designating  an Early  Termination  Date is given under Section 6(a)
      or (b), the Early  Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon    the    occurrence    or    effective    designation    of   an    Early
      Termination Date, no further  payments or deliveries  under Section  2(a)(i) or 2(e)
      in respect of the  Terminated Transactions will  be required to be made, but without prejudice to the other provisions of this Agreement. The amount,  if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   CALCULATIONS.

      (i)  STATEMENT.   On  or  as   soon  as   reasonably   practicable   following   the
      occurrence of an Early  Termination Date, each  party will make the  calculations on its part, if any, contemplated  by Section 6(e)  and will provide to the other party
      a    statement    (1)    showing,     in    reasonable     detail, such calculations
      (including all relevant  quotations  and specifying any amount payable under Section
      6(e)) and (2) giving  details of the relevant account to which any amount payable to it is to be  paid.  In  the  absence of written  confirmation from the  source  of a
      quotation    obtained   in    determining    a   Market    Quotation, the records of
      the party obtaining such  quotation  will be  conclusive  evidence of the  existence and accuracy of such quotation.

      (ii) PAYMENT   DATE.   An  amount   calculated  as  being  due  in  respect  of  any
      Early Termination Date  under Section 6(e) will be payable on the day that notice of the amount payable  is effective (in the  case of an Early Termination Date which is designated  or occurs as a result of  an Event of Default)  and on the day  which is two  Local  Business  Days  after  the day on  which  notice  of  the amount payable is effective (in  the case of an Early  Termination  Date which is  designated  as a result of a Termination  Event). Such amount  will be  paid  together  with  (to the extent  permitted under applicable law)  interest thereon (before  as well as  after
      judgment)  in  the  Termination  Currency, from (and including)   the relevant Early
      Termination   Date  to  (but   excluding)  the  date  such  amount   is paid, at the
      Applicable Rate. Such   interest   will  be   calculated   on  the  basis  of  daily
      compounding and the actual number of days elapsed.

(e)   PAYMENTS    ON    EARLY    TERMINATION.     If    an    Early    Termination    Date
occurs, the following provisions   shall apply based  on  the  parties'  election  in  the
Schedule of a payment measure,  either "Market Quotation" or "Loss", and a payment method,
either   the   "First   Method"   or  the   "Second   Method".   If  the   parties fail to
designate a payment  measure  or  payment  method  in the  Schedule,  it  will  be  deemed that "Market Quotation"  or the "Second Method",  as the case  may be,  shall  apply.  The amount, if any, payable in  respect of an Early  Termination Date and  determined pursuant to this Section will be subject to any Set-off.

      (i)  EVENTS OF  DEFAULT.  If the Early  Termination  Date  results  from an Event of
      Default:--

           (1) First  Method  and  Market  Quotation.  If  the  First  Method  and  Market
           Quotation apply, the  Defaulting Party will pay to the Non-defaulting Party the
           excess,   if  a  positive   number, of (A) the   sum of the Settlement   Amount
           (determined     by     the     Non-defaulting     Party)      in respect of the
           Terminated Transactions and   the  Termination   Currency   Equivalent  of  the
           Unpaid Amounts owing  to the Non-defaulting  Party  over  (B)  the  Termination
           Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

           (2) First  Method  and  Loss.   If  the  First  Method  and  Loss  apply,   the
           Defaulting Party will pay  to the Non-defaulting Party,  if a positive  number, the Non-defaulting Party's Loss in respect of this Agreement.

           (3) Second   Method  and   Market   Quotation.   If  the   Second   Method  and
           Market Quotation apply,  an amount will  be payable equal to (A) the sum of the
           Settlement Amount (determined by the

           Non-defaulting   Party)  in  respect  of  the   Terminated   Transactions   and
           the Termination Currency   Equivalent of the   Unpaid   Amounts  owing  to  the
           Non-defaulting  Party   less (B) the Termination   Currency Equivalent of   the
           Unpaid   Amounts   owing   to   the   Defaulting    Party.    If that amount is
           a positive number, the  Defaulting  Party  will  pay it to  the  Non-defaulting
           Party;  if  it is a negative  number, the Non-defaulting  Party  will  pay  the absolute value of that amount to the Defaulting Party.

           (4)   Second  Method  and  Loss.  If the  Second  Method  and  Loss  apply,  an amount will be payable  equal to the Non-defaulting  Party's Loss in respect of this Agreement.  If that amount is a positive number, the Defaulting Party will
           pay    it    to    the     Non-defaulting     Party;    if     it is a negative
           number, the Non-defaulting  Party will pay the  absolute  value of that  amount to the Defaulting Party.

      (ii) TERMINATION  EVENTS.  If the Early  Termination Date results from a Termination
      Event:--

           (1)   One  Affected  Party.  If  there  is  one  Affected  Party,   the  amount
           payable will be determined  in accordance with  Section  6(e)(i)(3),  if Market
           Quotation  applies,  or  Section 6(e)(i)(4), if Loss  applies, except that,  in either  case,  references  to the  Defaulting  Party and  to the Non-defaulting
           Party will be deemed  to be  references  to the  Affected  Party  and the party which is not the  Affected Party, respectively,  and, if Loss applies and fewer than all the  Transactions are being  terminated, Loss shall  be  calculated in respect of all Terminated Transactions.

           (2)   Two Affected Parties. If there are two Affected Parties:--

                 (A)  if   Market   Quotation   applies,   each   party   will   determine
                 a Settlement Amount in  respect of the  Terminated  Transactions,  and an amount  will  be  payable  equal to (I) the  sum of (a) one-half  of  the
                 difference    between    the    Settlement    Amount    of the party with
                 the higher Settlement Amount   ("X")   and  the   Settlement   Amount  of
                 the party with the  lower Settlement Amount ("Y") and (b) the Termination
                 Currency Equivalent of the   Unpaid Amounts owing  to  X  less  (II)  the
                 Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                 (B)  if Loss  applies,  each  party  will  determine  its Loss in respect of this Agreement (or,  if fewer than  all  the  Transactions  are  being
                 terminated,  in  respect of all Terminated   Transactions) and an  amount
                 will be payable equal to one-half of  the difference between  the Loss of
                 the   party   with  the   higher   Loss   ("X")   and  the  Loss  of  the
                 party with the lower Loss ("Y").

      If  the  amount  payable  is a  positive  number,  Y  will  pay  it to  X;  if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii)ADJUSTMENT    FOR    BANKRUPTCY.    In    circumstances    where    an    Early
      Termination Date occurs  because "Automatic Early Termination" applies in respect of a party,  the  amount determined under  this Section 6(e) will  be  subject  to such adjustments  as  are  appropriate  and  permitted by law to  reflect any payments or deliveries  made  by one  party  to the  other  under  this  Agreement (and retained by such other party)  during the period from the  relevant  Early  Termination  Date to the date for payment determined under Section 6(d)(ii).

      (iv) PRE-ESTIMATE.   The   parties   agree   that  if   Market   Quotation   applies
      an amount recoverable under  this Section 6(e) is a reasonable  pre-estimate of loss and not a penalty. Such  amount is payable for  the loss of bargain  and the loss of
      protection     against     future     risks     and     except as otherwise provided
      in this Agreement neither   party  will  be  entitled  to  recover  any   additional
      damages as a consequence of such losses.

7.    TRANSFER

Subject to Section  6(b)(ii),  neither this  Agreement  nor any interest or  obligation in or under this Agreement  may be transferred (whether  by way of security or  otherwise) by either party without the prior written consent of the other party, except that:--

(a)   a   party   may   make   such   a   transfer   of   this   Agreement   pursuant   to
a consolidation or amalgamation  with, or merger with  or  into,  or  transfer  of  all or substantially all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)   a party may make such a transfer  of all or any part of its  interest  in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.    CONTRACTUAL CURRENCY

(a)   PAYMENT  IN THE  CONTRACTUAL  CURRENCY.  Each  payment  under  this  Agreement  will be made in the  relevant currency specified  in  this  Agreement  for  that  payment  (the
"Contractual  Currency"). To the extent  permitted by applicable  law, any  obligation  to make payments under this  Agreement in the Contractual  Currency will not be discharged or
satisfied    by    any    tender    in    any    currency    other    than the Contractual
Currency, except to the  extent such tender  results in the actual receipt by the party to which payment is owed,  acting in a reasonable  manner and in good faith in converting the currency so tendered into the Contractual  Currency, of the full amount in the Contractual
Currency  of all  amounts  payable  in  respect of this Agreement.  If for any reason  the
amount  in  the  Contractual   Currency  so  received  falls  short  of  the amount in the
Contractual Currency payable  in respect of this  Agreement,  the party  required  to make
the payment will, to   the extent permitted by   applicable  law,   immediately  pay  such
additional amount  in the Contractual Currency  as may be necessary  to compensate for the shortfall.  If for any reason the amount  in the Contractual Currency  so received exceeds the amount in the  Contractual  Currency  payable in respect of  this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)   JUDGMENTS.   To  the  extent  permitted  by  applicable  law,  if  any  judgment  or order expressed in a  currency other than the Contractual Currency is rendered (i) for the payment  of any  amount owing in respect  of this Agreement, (ii) for the  payment  of any amount relating to any early termination in respect of this  Agreement or (iii) in respect of  a  judgment  or  order  of  another  court  for  the  payment  of any amount described in (i) or (ii)  above,  the  party  seeking  recovery,  after  recovery  in  full  of  the aggregate amount to which such  party is entitled pursuant  to the judgment or order, will be entitled to receive  immediately from the other  party the amount of  any  shortfall of the  Contractual  Currency  received by such party  as a consequence of  sums paid in such other currency and will refund  promptly to the other party any  excess of the Contractual
Currency received by  such  party as a  consequence  of sums paid in such  other  currency if such shortfall or  such excess arises or results from any variation between the rate of exchange at which the Contractual  Currency is converted into the currency of the judgment or order for the  purposes  of  such judgment or order  and the rate of  exchange at which
such   party   is   able,   acting   in   a   reasonable   manner   and   in good faith in
converting the currency received    into   the   Contractual    Currency,    to   purchase
the Contractual Currency with   the amount of the   currency  of  the  judgment  or  order
actually   received  by  such   party.   The term "rate of   exchange" includes,   without
limitation,   any   premiums   and  costs  of  exchange   payable   in connection with the
purchase of or conversion into the Contractual Currency.

(c)   SEPARATE    INDEMNITIES.    To   the   extent    permitted   by   applicable    law,
these indemnities constitute   separate and independent   obligations   from   the   other
obligations in this Agreement,  will be enforceable as  separate and independent causes of
action,    will    apply     notwithstanding    any    indulgence     granted by the party
to which any payment  is owed and will not be  affected  by  judgment  being  obtained  or claim or proof being made for any other sums payable in respect of this Agreement.

(d)   EVIDENCE  OF LOSS.  For the  purpose of this  Section 8, it will be  sufficient  for a party to demonstrate  that it would have  suffered  a loss  had an  actual  exchange  or purchase been made.

9.    MISCELLANEOUS

(a)   ENTIRE   AGREEMENT.   This   Agreement   constitutes   the  entire   agreement   and
understanding of the parties  with respect to  its subject  matter and supersedes all oral communication and prior writings with respect thereto.

(b)   AMENDMENTS.   No   amendment,   modification   or   waiver   in   respect   of  this
Agreement will be effective   unless in writing   (including  a  writing  evidenced  by  a
facsimile  transmission) and executed  by each of the  parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)   SURVIVAL OF  OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii)  and  6(c)(ii), the obligations of the  parties under this  Agreement will survive the  termination of any
Transaction.

(d)   REMEDIES    CUMULATIVE.    Except   as    provided    in   this    Agreement,    the
rights, powers, remedies and  privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   COUNTERPARTS AND CONFIRMATIONS.

     (i) This  Agreement  (and  each  amendment,   modification   and  waiver  in  respect
     of it) may be   executed and delivered   in  counterparts   (including  by  facsimile
     transmission), each of which will be deemed an original.

     (ii)The parties  intend that they are legally bound by the terms of each  Transaction
     from the moment   they agree to   those  terms  (whether  orally  or  otherwise).   A
     Confirmation  shall  be entered into as  soon as practicable and  may be executed and delivered in  counterparts (including by facsimile  transmission) or be created by an
     exchange    of    telexes    or    by    an    exchange     of electronic messages on
     an electronic messaging system,  which  in  each  case  will  be  sufficient  for all
     purposes to evidence   a binding supplement  to  this  Agreement.  The  parties  will specify therein or through another effective  means that any such  counterpart, telex or electronic message constitutes a Confirmation.

(f)   NO WAIVER OF RIGHTS. A failure or delay in exercising any right,  power or privilege in respect of this  Agreement will not be presumed to operate as a waiver, and a single or partial  exercise  of any right, power  or privilege will not  be presumed to preclude any subsequent or further exercise, of that right, power or  privilege or the  exercise of any other right, power or privilege.

(g)   HEADINGS.  The headings  used in this  Agreement  are for  convenience  of reference only and are not  to affect the construction  of or  to be  taken  into  consideration  in interpreting this Agreement.

10.   OFFICES; MULTIBRANCH PARTIES

(a)   If  Section  10(a) is  specified  in the  Schedule  as  applying,  each  party  that enters into a Transaction  through an Office other than its head or home office represents to the other party  that, notwithstanding the  place of booking office  or jurisdiction of incorporation  or organisation of such party,  the obligations of such  party are the same
as   if   it   had   entered   into   the   Transaction   through   its   head   or   home
office. This representation  will be deemed to  be  repeated by such party on each date on which a Transaction is entered into.

(b)   Neither    party   may   change   the   Office    through   which   it   makes   and
receives payments or deliveries   for the purpose of   a  Transaction  without  the  prior
written consent of the other party.

(c)   If  a  party  is  specified  as  a   Multibranch   Party  in  the   Schedule,   such
Multibranch Party may make   and receive payments or   deliveries  under  any  Transaction
through  any  Office  listed in  the Schedule, and the  Office through which it  makes and
receives    payments    or    deliveries    with    respect    to    a Transaction will be
specified in the relevant Confirmation.

11.   EXPENSES

A  Defaulting  Party  will,  on  demand,  indemnify  and hold  harmless  the  other  party for and against all  reasonable out-of-pocket expenses,  including  legal  fees and  Stamp
Tax,  incurred by  such other party by  reason of the enforcement  and  protection  of its rights under this Agreement or any Credit Support Document

to which the Defaulting  Party  is a  party  or by  reason  of the  early  termination  of any Transaction, including, but not limited to, costs of collection.

12.   NOTICES

(a)   EFFECTIVENESS.  Any notice or other  communication  in respect of this Agreement may be given in any  manner set forth below (except that a notice or other communication under
Section 5 or 6 may not be given  by facsimile transmission or electronic messaging system)
to the  address or number  or in accordance with  the electronic messaging system  details provided (see the Schedule) and will be deemed effective as indicated:--

      (i)  if in  writing  and  delivered  in  person  or by  courier,  on the  date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii)if  sent  by  facsimile   transmission,   on  the  date  that  transmission  is
      received by a responsible  employee of   the  recipient  in  legible  form (it being
      agreed that the burden of proving receipt will be  on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if  sent  by  certified  or   registered   mail   (airmail,   if  overseas)  or
      the equivalent (return receipt  requested), on the date  that mail is  delivered  or its delivery is attempted; or

      (v)  if sent by electronic  messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted  delivery) or that receipt,  as applicable,
is not a Local Business   Day or that communication   is  delivered   (or   attempted)  or
received, as applicable,  after  the close of business  on a Local Business  Day, in which
case   that   communication    shall   be   deemed   given   and    effective on the first
following day that is a Local Business Day.

(b)   CHANGE  OF  ADDRESSES.   Either  party  may  by  notice  to  the  other  change  the
address, telex or facsimile   number or electronic messaging   system   details  at  which
notices or other communications are to be given to
it.

13.   GOVERNING LAW AND JURISDICTION

(a)   GOVERNING    LAW.   This    Agreement    will   be   governed   by   and   construed
in accordance with the law specified in the Schedule.

(b)   JURISDICTION.      With      respect      to      any      suit,      action      or
proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i)  submits  to  the  jurisdiction  of  the  English  courts,   if  this  Agreement
      is expressed to be governed  by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the  United States District Court located in the Borough of  Manhattan  in  New York City, if this  Agreement is expressed to  be governed by the laws of the State of New York; and

      (ii) waives   any   objection   which  it  may  have  at  any  time  to  the  laying
      of venue of any Proceedings  brought in any such  court,  waives any claim that such
      Proceedings have been brought in an  inconvenient forum and further waives the right to  object,  with  respect  to such Proceedings, that  such court does not have  any jurisdiction over such party.

Nothing   in  this   Agreement   precludes   either   party  from   bringing   Proceedings
in any other jurisdiction  (outside, if this Agreement is  expressed  to  be  governed  by
English law, the Contracting States, as defined  in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or  reenactment thereof for the time
being   in   force)   nor   will   the    bringing    of    Proceedings in any one or more
jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)   SERVICE  OF  PROCESS.   Each  party   irrevocably   appoints   the   Process   Agent
(if any) specified opposite  its name in the Schedule  to  receive,  for  it  and  on  its behalf, service of process in any Proceedings. If for any

reason any  party's  Process  Agent is unable to act as such,  such  party  will  promptly notify the other party  and within 30 days  appoint a substitute  process agent acceptable to the other  party. The parties irrevocably  consent to service of  process  given in the manner  provided  for  notices  in Section  12. Nothing in this  Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)   WAIVER   OF   IMMUNITIES.   Each   party   irrevocably   waives,   to  the   fullest
extent permitted by applicable  law, with respect to  itself and its  revenues  and assets
(irrespective  of their use or intended  use), all immunity  on the grounds of sovereignty or other  similar  grounds from (i) suit,  (ii)  jurisdiction  of  any court, (iii) relief by way of injunction,  order for specific  performance  or for recovery of property,  (iv)
attachment of its assets   (whether before or after   judgment)   and  (v)   execution  or
enforcement  of any  judgment  to which it or its  revenues or assets might  otherwise  be entitled in any Proceedings in the courts of  any jurisdiction and  irrevocably agrees, to the extent  permitted by applicable  law, that it will not claim any  such immunity in any
Proceedings.

14.   DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED    TRANSACTIONS"   means   (a)   with   respect   to   any   Termination   Event
consisting of an Illegality, Tax    Event or Tax Event Upon   Merger,   all   Transactions
affected by the  occurrence  of such Termination Event  and (b) with respect to  any other
Termination Event, all Transactions.

"AFFILIATE"   means,   subject  to  the   Schedule,   in  relation  to  any  person,   any
entity controlled, directly or   indirectly, by the person,   any  entity  that  controls,
directly  or  indirectly,  the  person or  any entity directly or  indirectly under common control  with  the  person.  For this  purpose,  "control"  of any  entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a)   in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)   in respect of an  obligation  to pay an amount  under  Section  6(e) of either party from and after the date  (determined in accordance with  Section  6(d)(ii))  on which that amount is payable, the Default Rate;

(c)   in  respect  of all  other  obligations  payable  or  deliverable  (or  which  would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the  enactment,  promulgation,  execution  or  ratification  of,
or any change in or   amendment to, any law   (or   in   the   application   or   official
interpretation   of  any  law)  that   occurs on or after the   date on which the relevant
Transaction is entered into.

"CONSENT"   includes   a   consent,    approval,   action,    authorisation,    exemption,
notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT  SUPPORT  DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT  RATE"  means a rate per annum  equal to the cost  (without  proof or evidence of any actual cost) to  the relevant payee (as  certified  by it) if it  were  to  fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY  TERMINATION  DATE" means the date  determined in  accordance  with Section 6(a) or
6(b)(iv).

"EVENT OF DEFAULT" has the meaning  specified in Section 5(a) and, if  applicable,  in the
Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE   TAX"  means  any  Tax  other  than  a  Tax  that  would  not  be  imposed in respect of a payment  under this Agreement but  for  a  present  or  former  connection between the  jurisdiction  of the government or  taxation authority imposing  such Tax and
the    recipient    of    such    payment    or   a    person    related to such recipient
(including, without limitation,  a  connection  arising  from such  recipient  or  related person being or having  been a citizen or resident  of  such  jurisdiction,  or  being  or having been organised,  present or engaged in a trade or business in such jurisdiction, or
having     or    having     had    a     permanent     establishment     or fixed place of
business in such jurisdiction,  but  excluding  a  connection  arising  solely  from  such recipient  or related person  having executed, delivered,  performed  its  obligations  or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW"  includes any treaty,  law,  rule or  regulation  (as  modified,  in the case of tax matters, by the practice of  any relevant governmental revenue authority) and "LAWFUL" and
"UNLAWFUL" will be construed accordingly.

"LOCAL  BUSINESS  DAY"  means,  subject  to  the  Schedule,  a  day  on  which  commercial banks are open for  business (including dealings  in foreign exchange and foreign currency
deposits)  (a)  in relation to any   obligation under Section 2(a)(i),   in  the  place(s)
specified in the relevant  Confirmation  or,  if not so specified,  as otherwise agreed by the parties in writing or  determined  pursuant  to  provisions contained, or incorporated by reference, in this  Agreement,  (b) in  relation  to any  other  payment,  in the place
where the relevant account   is located and, if different,   in  the  principal  financial
centre, if any, of the currency of  such payment, (c) in  relation to any notice  or other
communication,     including    notice    contemplated    under    Section 5(a)(i), in the
city specified in the address  for  notice  provided  by the  recipient  and,  in the case of a notice contemplated  by Section 2(b), in the  place where the relevant new account is to be located  and (d) in relation to  Section 5(a)(v)(2), in the  relevant  locations for performance with respect to such Specified Transaction.

"LOSS" means,  with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and  a party, the Termination Currency Equivalent of an amount that party reasonably determines  in good faith to be  its total losses and  costs (or gain, in which
case    expressed    as   a    negative    number)    in    connection with this Agreement
or that Terminated Transaction  or  group  of  Terminated  Transactions,  as the  case may be, including any loss of  bargain, cost of funding or,  at the election of such party but without duplication,  loss or  cost incurred as a result  of its terminating, liquidating,
obtaining   or   reestablishing   any  hedge  or   related   trading position (or any gain
resulting from any of  them).  Loss  includes  losses  and costs (or  gains) in respect of
any payment or delivery   required to have been   made  (assuming   satisfaction  of  each
applicable condition precedent) on or before the  relevant Early Termination Date  and not
made,   except,   so   as   to   avoid   duplication,   if    Section 6(e)(i)(1) or (3) or
6(e)(ii)(2)(A) applies. Loss    does   not    include   a   party's    legal    fees   and
out-of-pocket expenses referred to under  Section  11. A party will  determine its Loss as
of   the   relevant    Early    Termination    Date,    or,   if    that is not reasonably
practicable, as of the  earliest date thereafter as is reasonably practicable. A party may
(but need not) determine  its Loss by reference to  quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET  QUOTATION"  means,  with  respect  to one or  more  Terminated  Transactions  and a party making the  determination, an amount determined  on the basis of  quotations  from
Reference Market-makers. Each  quotation will be for an amount, if any, that would be paid to such party  (expressed as a negative number)  or by such party (expressed as a positive
number)     in      consideration      of     an      agreement between such party (taking
into account any existing  Credit  Support  Document  with respect to the  obligations  of such party) and the  quoting Reference Market-maker  to  enter  into  a  transaction  (the
"Replacement Transaction") that would  have the effect of preserving  for such  party  the economic  equivalent  of any payment  or delivery (whether  the underlying obligation  was
absolute    or    contingent    and    assuming    the     satisfaction of each applicable
condition precedent) by the   parties   under   Section   2(a)(i)   in   respect  of  such
Terminated Transaction or group   of Terminated Transactions that   would,   but  for  the
occurrence of the relevant Early Termination Date, have

been  required  after  that  date.  For this  purpose,  Unpaid  Amounts  in respect of the
Terminated Transaction or   group of Terminated Transactions   are  to  be  excluded  but,
without  limitation,  any   payment or delivery that   would, but for the  relevant  Early
Termination      Date,      have     been     required      (assuming satisfaction of each
applicable condition precedent)   after   that   Early   Termination   Date   is   to   be
included. The Replacement  Transaction would be subject  to  such  documentation  as  such party  and the  Reference Market-maker may, in  good faith, agree. The  party  making  the
determination  (or  its   agent) will request each Reference   Market maker to provide its
quotation   to  the   extent   reasonably   practicable   as  of   the   same day and time
(without regard to different   time  zones)  on  or  as  soon  as  reasonably  practicable after the relevant Early  Termination Date. The day  and time as of which those quotations
are  to  be  obtained  will be selected in good   faith by the party  obliged  to  make  a
determination   under   Section   6(e),   and,   if   each   party    is so obliged, after
consultation with the other.  If more than  three  quotations  are  provided,  the  Market
Quotation will be the  arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If  exactly three such quotations  are provided, the
Market  Quotation  will  be   the quotation remaining after   disregarding the highest and
lowest   quotations.   For  this   purpose,   if  more  than  one   quotation has the same
highest value or lowest  value,  then  one of such  quotations  shall be  disregarded.  If fewer than three quotations  are provided, it will  be deemed that the Market Quotation in
respect  of  such  Terminated Transaction or group   of Terminated Transactions cannot  be
determined.

"NON-DEFAULT  RATE"  means  a  rate  per  annum  equal  to  the  cost  (without  proof  or evidence of any actual cost)  to the Non-defaulting Party  (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE"  means a branch  or office of a party,  which  may be such  party's  head or home office.

"POTENTIAL  EVENT OF  DEFAULT"  means any event  which,  with the  giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE    MARKET-MAKERS"    means   four    leading    dealers    in   the    relevant
market selected by the party  determining a Market  Quotation in good faith (a) from among dealers  of the  highest credit standing which  satisfy all the criteria  that such  party
applies    generally    at   the   time   in    deciding    whether    to offer or to make
an extension of credit and  (b) to the extent practicable,  from among such dealers having an office in the same city.

"RELEVANT  JURISDICTION"  means,  with  respect  to a  party,  the  jurisdictions  (a)  in which the party is  incorporated, organised, managed  and controlled or considered to have its seat,  (b)  where an Office through  which the party is  acting for  purposes  of this
Agreement is located, (c) in which  the party executes this  Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED  PAYMENT  DATE"  means  a  date  on  which  a  payment  or  delivery  is  to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF"  means  set-off,  offset,   combination  of  accounts,  right  of  retention  or
withholding or similar right  or requirement to which the payer of an amount under Section
6  is   entitled   or   subject (whether arising under   this Agreement, another contract,
applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT  AMOUNT" means,  with respect to a party and any Early  Termination  Date, the sum of:--

(a)   the  Termination  Currency  Equivalent of the Market  Quotations  (whether  positive
or negative) for each   Terminated Transaction or group  of  Terminated  Transactions  for which a Market Quotation is determined;
and

(b)   such   party's   Loss   (whether   positive  or  negative   and  without   reference
to any Unpaid Amounts) for     each Terminated Transaction or    group    of    Terminated
Transactions  for  which  a  Market Quotation cannot be  determined or would not  (in  the
reasonable     belief     of     the     party     making     the determination) produce a
commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED    INDEBTEDNESS"   means,    subject   to   the   Schedule,    any   obligation
(whether present or future,  contingent or otherwise, as principal or surety or otherwise)
in respect of borrowed money.

"SPECIFIED  TRANSACTION" means,  subject to the Schedule,  (a) any transaction  (including an agreement with respect  thereto) now existing or hereafter  entered  into  between  one party to this  Agreement (or any Credit Support  Provider of such party or any  applicable
Specified   Entity   of   such   party)   and   the   other    party to this Agreement (or
any Credit Support Provider of  such other  party or any  applicable  Specified  Entity of such other party) which is a rate swap transaction,  basis swap, forward rate transaction,
commodity  swap, commodity option, equity or   equity index swap, equity or  equity  index
option,     bond    option,     interest    rate     option, foreign exchange transaction,
cap transaction, floor transaction, collar        transaction,        currency        swap
transaction, cross-currency rate swap  transaction, currency option or  any other  similar
transaction        (including        any        option        with respect to any of these
transactions), (b) any combination of    these    transactions    and   (c)   any    other
transaction identified as a Specified   Transaction in    this Agreement or  the  relevant
confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax,  levy,  impost,  duty,  charge,  assessment  or fee of any nature (including  interest, penalties and additions  thereto)  that is  imposed by any  government  or other taxing authority in  respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED   TRANSACTIONS"   means   with   respect   to  any  Early   Termination   Date
(a) if resulting from a  Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions  (in either case) in effect immediately  before
the         effectiveness         of         the notice designating that Early Termination
Date (or, if "Automatic Early Termination"   applies,   immediately   before   that  Early
Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION      CURRENCY      EQUIVALENT"      means,      in     respect     of     any
amount denominated in the Termination  Currency, such Termination Currency  amount and, in respect of any amount  denominated in a currency other  than the Termination Currency (the
"Other     Currency"),      the     amount     in      the Termination Currency determined
by the party making the   relevant   determination   as   being   required   to   purchase
such amount of such Other  Currency as at the relevant  Early Termination Date, or, if the relevant Market Quotation or Loss (as the case  may be), is determined as of a later date,
that    later    date,    with    the    Termination     Currency     at the rate equal to
the spot exchange rate of   the  foreign  exchange  agent  (selected  as  provided  below)
for the purchase of such  Other Currency with  the Termination  Currency at or about 11:00
a.m. (in the city in which such foreign  exchange agent is located)  on such date as would
be      customary      for      the       determination       of       such a rate for the
purchase of such Other Currency for   value  on  the  relevant  Early   Termination   Date
or that later date. The foreign exchange agent will,  if only one party is obliged to make a determination under Section 6(e), be  selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION  EVENT"  means an  Illegality,  a Tax Event or a Tax Event  Upon  Merger  or,
if specified to be  applicable, a Credit Event  Upon Merger or an  Additional  Termination
Event.

"TERMINATION   RATE"   means  a  rate  per  annum   equal  to  the   arithmetic   mean  of
the cost (without  proof or  evidence of any actual cost)  to each party (as  certified by such party) if it were to fund or of funding such amounts.

"UNPAID  AMOUNTS"  owing  to  any  party  means,  with  respect  to an  Early  Termination
Date, the aggregate of  (a) in respect of all Terminated  Transactions,  the amounts  that became  payable  (or  that would have become  payable but for Section  2(a)(iii))  to such
party     under     Section     2(a)(i)     on     or      prior to such Early Termination
Date and which remain unpaid   as  at   such   Early   Termination   Date   and   (b)   in
respect of each Terminated  Transaction, for each obligation  under Section  2(a)(i) which was (or would have been but for  Section 2(a) (iii)) required to be settled by delivery to such party on or prior to  such Early Termination Date  and which has not been  so settled as at such Early Termination Date, an amount equal to the fair market

value  of  that  which  was  (or  would  have  been)   required  to  be  delivered  as  of
the originally scheduled date  for delivery, in each case  together  with  (to the  extent
permitted  under  applicable  law) interest, in the currency   of such amounts, from  (and
including)  the  date  such  amounts  or  obligations   were   or would have been required
to have been paid or   performed  to  (but   excluding)  such  Early   Termination   Date,
at the Applicable Rate. Such  amounts of interest will be calculated on the basis of daily
compounding  and   the actual number of days   elapsed. The   fair  market  value  of  any
obligation  referred to in clause (b)  above shall be reasonably  determined by the  party obliged to make the  determination  under  Section  6(e) or, if each party  is so obliged,
it shall be the average    of    the    Termination    Currency    Equivalents    of   the
fair market values reasonably determined by both parties.

IN   WITNESS    WHEREOF   the   parties    have    executed    this    document   on   the
respective dates specified below  with effect from the date specified on the first page of this document.

BARCLAYS BANK PLC                                 RASC SERIES 2006-KS9
                                                  By:  U.S. Bank National Association, not in
                                                  its individual capacity but solely as
                                                  Supplemental Interest Trust Trustee for the
                                                  benefit of RASC Series 2006-KS9 Supplemental
                                                  Interest Trust, Home Equity Mortgage
                                                  Asset-Backed Pass-Through Certificates,
                                                  Series 2006-KS9

By:  /s/Leelee Panno                              By:  /s/Tamara Shultz-Fugh
     Name: Leelee Panno                                Name: Tamara Shultz-Fugh
     Title:  Associate Director                        Title: Vice President
     Date:  October 26, 2006                           Date:

(MULTICURRENCY - CROSS BORDER)

                                         ISDA(R)
                 International Swaps and Derivatives Association, Inc.

                                       SCHEDULE
                                        TO THE
                                   MASTER AGREEMENT

                             dated as of October 27, 2006

                                        between

                                                   U.S.   BANK   NATIONAL   ASSOCIATION   (THE
                                                   "SUPPLEMENTAL   INTEREST  TRUST  TRUSTEE"),
                                             and   NOT IN ITS  INDIVIDUAL  CAPACITY BUT SOLELY
                                                   AS SUPPLEMENTAL  INTEREST TRUST TRUSTEE, ON
             BARCLAYS BANK PLC                     BEHALF OF THE SUPPLEMENTAL  INTEREST TRUST,
                                                   FOR THE  BENEFIT  OF RASC  SERIES  2006-KS9
                                                   TRUST,     HOME     EQUITY     ASSET-BACKED
                                                   PASS-THROUGH CERTIFICATES, SERIES  2006-KS9
     _________________________________                 _______________________________________
                ("Party A")                                          ("Party B")

                                        Part 1

                                Termination Provisions

(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

    Section 5(a)(v),  Not Applicable
    Section 5(a)(vi), Not Applicable
    Section 5(a)(vii),       Not Applicable
    Section 5(b)(iv), Not Applicable

    and in relation to Party B for the purpose of:

    Section 5(a)(v),  Not Applicable
    Section 5(a)(vi), Not Applicable
    Section 5(a)(vii),       Not Applicable
    Section 5(b)(iv), Not Applicable

(b) "SPECIFIED TRANSACTION" will not apply to Party A or Party B for any purpose.

(c) CERTAIN EVENTS OF DEFAULT.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section
    14 is deemed to be modified accordingly:

        Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
        Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.
        Section  5(a)(iii)  (Credit  Support  Default)  will apply to Party A and will not apply to Party B.
        Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.
        Section 5(a)(v)  (Default under Specified  Transaction)  will not apply to Party A or Party B.
        Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.
        Section 5(a)(vii)(2) (Bankruptcy) will not apply to Party B.
        Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

(d) TERMINATION EVENTS.  The following Termination Events will apply to the parties as specified below:

        Section 5(b)(i) (Illegality) will apply to Party A and Party B.
        Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.
        Section  5(b)(iii)  (Tax Event upon  Merger) will apply to Party A and will not apply to Party B;  provided  for  clarification  that Party B may be a Burdened
        Party for purpose of this provision.
        Section  5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party
        B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

    (i) Market Quotation will apply.

    (ii)       The Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars.

(h) ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

    (i) Party A fails to  comply  with the  Downgrade  Provisions  as set forth in Part
        5(a).  For all purposes of this  Agreement,  Party A shall be the sole Affected
        Party with respect to the occurrence of a Termination  Event  described in this
        Part 1(h)(i).

    (ii)       The  Supplemental   Interest  Trust  (as  defined  in  the  Pooling  and
        Servicing  Agreement,  dated as of October 27, 2006(the  "Pooling and Servicing
        Agreement"),   Residential   Asset   Securities   Corporation,   as  depositor,
        Residential  Funding  Company,  LLC,  as  servicer,   and  U.S.  Bank  National
        Association,  as trustee (the "Trustee")) is terminated pursuant to the Pooling
        and  Servicing   Agreement  and  all  rated  Certificates  have  been  paid  in accordance  with the terms of the Pooling and  Servicing  Agreement;  provided, however, that notwithstanding Section 6(b)(iv) of this Agreement,  both Party A and Party B shall  have the right to  designate  an Early  Termination  Date in respect of this Additional Termination Event.

    (iii)       If any  amendment  and/or  supplement  to  the  Pooling  and  Servicing
        Agreement  is made  without  the  prior  written  consent  of  Party A, if such amendment and/or  supplement  would: (a) materially and adversely affect any of
        Party A's rights or  obligations  under this  Agreement;  or (b) materially and adversely  impact  the  ability  of Party B to fully  perform  any of Party B's
        obligations   under  this   Agreement.   In  connection  with  such  Additional
        Termination Event, Party B shall be the sole Affected Party.

    (iv)       Notice of the  requisite  amount of the  Servicer or an Affiliate of the
        Servicer's  intention to exercise  its option to purchase  the  Mortgage  Loans pursuant  the  Pooling  and  Servicing  Agreement  is given by the  Trustee  to
        Certificateholders  pursuant to the Pooling and Servicing Agreement;  provided, however,  that  notwithstanding  the  provisions  of section  6(b)(iv)  of this
        Agreement,  either Party A or Party B may designate an Early  Termination  Date
        (such date shall not be prior to the final  Distribution Date under the Pooling and Servicing Agreement) in respect of this Additional Termination Event.

                                        PART 2

                                 TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

    It is not  required by any  applicable  law,  as  modified  by the  practice of any relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any deduction  or  withholding  for or on  account of any Tax from any  payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this Agreement.  In making this  representation,  it may  rely on (i) the  accuracy  of any  representations  made  by the  other  party pursuant  to  Section  3(f)  of  this  Agreement,  (ii)  the  satisfaction  of  the agreement  contained  in Section  4(a)(i) or 4(a)(iii)  of this  Agreement  and the accuracy and  effectiveness  of any document  provided by the other party  pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement and (iii) the  satisfaction  of the  agreement  of the other party  contained  in Section  4(d) of this  Agreement, provided  that it shall not be a breach of this  representation  where  reliance is placed  on clause  (ii) and the other  party  does not  deliver a form or  document under Section  4(a)(iii) of this  Agreement by reason of material  prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(i)     With respect to payments  made to Party A which are not  effectively  connected to the U.S.:  It is a  non-U.S.  branch of a foreign  person  for U.S.  federal income tax purposes

         With respect to payments  made to Party A which are  effectively  connected to the U.S.:  Each payment  received or to be received by it in  connection  with this Agreement  will be  effectively  connected with its conduct of a trade or business in the U.S.

    (ii) For the purpose of Section  3(f),  Party B  represents  it is a United  States
        Person for U.S. federal income tax purposes.

                                        PART 3

                            AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

------------------- ----------------------------------------------- ----------------------------------
PARTY REQUIRED      FORM/DOCUMENT/CERTIFICATE                       DATE BY WHICH TO BE DELIVERED
TO DELIVER
DOCUMENT
------------------- ----------------------------------------------- ----------------------------------
------------------- ----------------------------------------------- ----------------------------------
Party A and Party   Any form or document required or reasonably     Promptly upon  reasonable  demand
B                   requested to allow the other party to make      by the other party.
                    payments under the Agreement without any
                    deduction or withholding for or on account of
                    any Tax, or with such deduction or
                    withholding at a reduced rate.
------------------- ----------------------------------------------- ----------------------------------

(b) Other documents to be delivered are:

-------------- -------------------------------------------------- ------------------ ----------------
    PARTY                  FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO     COVERED BY
 REQUIRED TO                                                        BE DELIVERED      SECTION 3(D)
   DELIVER                                                                           REPRESENTATION
  DOCUMENT
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party A and    Incumbency Certificate (or, if available the       Concurrently       Yes
Party B        current authorized signature book or equivalent    with the
               authorizing documentation) specifying the names,   execution and
               titles, authority and specimen signatures of the   delivery of this
               persons authorized to execute this Agreement       Agreement unless
               which sets forth the specimen signatures of each   previously
               signatory to this Agreement, each Confirmation     delivered and
               and each Credit Support Document (if any)          still in full
               signing on its behalf.                             force and effect.
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party A        Opinions of counsel of Party A reasonably          Concurrently       No
               satisfactory to Party B.                           with the
                                                                  execution and
                                                                  delivery of the
                                                                  Confirmation.
-------------- -------------------------------------------------- ------------------ ----------------
-------------- -------------------------------------------------- ------------------ ----------------
Party B        An executed copy of the Pooling and Servicing      Promptly upon      No
               Agreement.                                         receipt by
                                                                  Trustee and such
                                                                  delivery shall
                                                                  be satisfied by
                                                                  posting on the
                                                                  Trustee's
                                                                  website
                                                                  http://www.usbank.com/mbs
-------------- -------------------------------------------------- ------------------ ----------------

                                        PART 4.

                                    MISCELLANEOUS.

(a) ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this Agreement:

    Party A:

        Addresses for notices to Party A under Sections 5 or 6 (other than notices under Section 5(a)(i)) shall be sent to:

        Address:      5 The North Colonnade
                      Canary Wharf
                      London E14 4BB
        Facsimile:    44(20) 777 36461
        Phone:        44(20) 777 36810

        All other notices to Party A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation of that Transaction or otherwise notified.

        Party B:
        Address:      RASC SERIES 2006-KS9 TRUST
                      C/O U.S. BANK NATIONAL ASSOCIATION
                      EP-MN-WS3D
                      60 LIVINGSTON AVENUE
                      ST. PAUL, MN  55107

        Phone:        (651) 495-8090
        Facsimile:    (651) 495-3880

        With a copy to:

        Address:      Residential Funding Company, LLC
                      8400 Normandale Lake Blvd, Suite 600
                      Minneapolis, MN  55437

        Attention:    Heather Anderson
        Facsimile:    (932) 838-4669
        Telephone:    (932) 857-6030

(b) PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

    Party A appoints as its Process Agent:  Not Applicable.

    Party B appoints as its Process Agent:  Not Applicable.

(c) OFFICES. With respect to Party A only, the provisions of Section 10(a) will apply to this Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

    Party A is a Multibranch Party and may act through its London and New York
Offices.
    Party B is not a Multibranch Party.

(e) CALCULATION  AGENT. The Calculation  Agent is Party A, provided,  however,  that if an Event of Default  shall  have  occurred  with  respect to Party A, Party B shall have  the  right  to  appoint  as  Calculation  Agent  a  third  party,  reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f) CREDIT SUPPORT DOCUMENT.  Details of any Credit Support  Document:  the ISDA Credit
Support  Annex and  supplementary  "Paragraph  13 - Elections & Variables"  in the form appended  hereto shall  constitute a "Credit  Support  Document" in relation to Party A with  respect  to all of the  obligations  of  Party  A and for  all  purposes  of this
Agreement dated as of a date even herewith.

(g) CREDIT SUPPORT PROVIDER.

    Credit Support Provider means in relation to Party A:  Not Applicable, unless
    Party A has a person guarantee its payment obligations under this Agreement in order to remedy a Rating Event, in which event such person shall be a Credit
    Support Provider.
    Credit Support Provider means in relation to Party B:  Not Applicable.

(h) GOVERNING  LAW.  This  Agreement  will be governed by and  construed in  accordance with  the laws of the  State  of New  York  (without  reference  to  choice  of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(i) NETTING OF  PAYMENTS.  Subparagraph  (ii) of Section  2(c) of this  Agreement  will
    apply  to  all   Transactions  (in  each  case  starting  from  the  date  of  this
    Agreement).

(j) "AFFILIATE."  Each of Party A and Party B shall be  deemed  to have no  Affiliates, including for purposes of Section 6(b)(ii).

(k) JURISDICTION.  Section 13(b) is hereby  amended by: (i) deleting in the second line of  subparagraph  (i)  thereof  the  word  "non-",  and  (ii)  deleting  the  final paragraph thereof.

(l) WAIVER OF JURY  TRIAL.  Each party  waives,  to the  fullest  extent  permitted  by applicable  law,  any right it may have to a trial by jury in  respect of any suit, action or proceeding  relating to this  Agreement or any Credit  Support  Document.
    Each party  certifies  (i) that no  representative,  agent or attorney of the other party or any Credit  Support  Provider has  represented,  expressly  or  otherwise, that  such  other  party  would  not,  in the  event  of  such a  suit,  action  or proceeding,  seek to enforce the  foregoing  waiver and (ii)  acknowledges  that it and the other  party have been  induced to enter into this  Agreement  and  provide for any Credit  Support  Document,  as  applicable,  by,  among other  things,  the mutual waivers and certifications in this Section.

(m) CONSENT TO  RECORDING.  Each party (i) consents to the  recording of the  telephone conversations  of  trading  and  marketing  personnel  of  the  parties  and  their
    Affiliates  in connection  with this  Agreement or any  potential  transaction  and
    (ii) if applicable,  agrees to obtain any necessary  consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(n) SEVERABILITY.  If any term,  provision,  covenant,  or condition of this Agreement, or the  application  thereof  to any  party  or  circumstance,  shall be held to be illegal,  invalid  or  unenforceable  (in  whole or in part)  for any  reason,  the remaining  terms,  provisions,  covenants and  conditions  hereof shall continue in full force and effect as if this  Agreement  had been  executed  with the  illegal, invalid  or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues to express,  without material change,  the original  intentions of the  parties as to the  subject  matter of this  Agreement  and the  deletion of such  portion  of this  Agreement  will not  substantially  impair  the  respective benefits or expectations of the parties to this Agreement.

    The  parties  shall  endeavor to engage in good faith  negotiations  to replace any illegal,  invalid or unenforceable  term,  provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or condition,  the economic effect of  which  comes  as  close  as  possible  to  that  of  the  illegal,  invalid  or unenforceable term, provision, covenant or condition.

                                        PART 5.

                                   OTHER PROVISIONS.

 (a)    DOWNGRADE PROVISIONS.

        1. Ratings  Downgrade Event. It shall be a "Ratings  Downgrade Event" if at any time:

(i)     with  respect to Moody's,  if Party A has only a  long-term  rating by Moody's,
               Party A fails to have a  long-term  senior,  unsecured  debt  obligation rating,  credit rating or other similar  rating (as the case may be, the
               "Long-Term  Rating")  of at least  "A1" by Moody's  (or has a  Long-Term
               Rating of "A1" on negative  credit  watch by Moody's) or, if Party A has both  a  Long  Term  Rating  and a  short-term  senior,  unsecured  debt obligation  rating,  credit rating or other similar  rating (as the case may be, the "Short-Term  Rating"),  it will be a Ratings Downgrade Event if at any time  Party A fails  to have a  Long-Term  Rating  of at least
               "A2" by  Moody's  and a  short-term  rating of at least  "P1" by Moody's
               (and,  in each case,  such  rating is not on  negative  credit  watch by
               Moody's)

                or

        (ii)   with  respect to S&P,  Party A fails to have a  Short-Term  Rating of at least  "A-1"  by S&P or  (ii)  if  Party A does  not  have a  Short-Term
               Rating  by S&P,  Party A fails to have a  Long-Term  Rating  of at least
               "A+" by S&P

         or

        (iii)  with  respect to Fitch,  Party A fails to have a Long-Term  Rating of at least  "A" by Fitch or Party A fails to have a  Short-Term  Rating of at least "F1" by Fitch.

        The rating  requirements  set forth in Part  5(a)(1)(i),  (ii) and (iii)  above shall be  collectively  referred to as the  Approved  Ratings  Thresholds  (the
        "Approved  Ratings  Thresholds").  If a Ratings  Downgrade Event occurs,  then, within ten (10) Business Days  following the Ratings  Downgrade  Event (unless, within ten (10)  Business  Days of such  Ratings  Event,  each of Standard  and
        Poor's,  a Division of  McGraw-Hill  Companies,  Inc.  ("S&P"),  Fitch  Ratings
        ("Fitch")  and Moody's  Investors  Service,  Inc.  ("Moody's")  (each a "Rating
        Agency") has  reconfirmed  the rating of the  Certificates  which was in effect immediately  prior to such Ratings  Event),  Party A shall, at its own expense, take one of the following four actions:

         (a)  Replace  Itself:  Use its good  faith  efforts to find a party that meets or exceeds  the  Approved  Ratings  Thresholds,  acceptable  to Party B, which
         acceptance,   subject  to  the   Rating   Agency   Condition,   shall  not  be
         unreasonably  withheld,  to whom all of Party A's  interests  and  obligations under this  Agreement  shall be assigned at no cost to Party B, and  following which  Party A shall be  released  from all  further  obligations  under  this
         Agreement;

         (b)  Obtain a  Guaranty:  Obtain a  guaranty,  subject  to the  Rating  Agency
         Condition  and at Party  A's  expense  of Party  A's  obligations  under  this
         Transaction  from a third  party that meets or exceeds  the  Approved  Ratings
         Threshold, in form and substance;

         (c) Post  Collateral:  Post  collateral,  at Party A's  expense,  pursuant  to the Credit  Support  Annex dated as of a date even herewith and subject to the
         Rating Agency Condition; or

         (d) Other  Arrangement  with  Ratings  Agency  Approval:  Establish  any other arrangement  that  each of the  applicable  Rating  Agency  shall  confirm  in writing  as  sufficient  to  restore  the  immediately  prior  ratings  of the
         Certificates.

        If Party A has  failed to take one of the  aforementioned  actions  within  ten
        (10)  Business  Days of the Ratings  Downgrade  Event,  then,  at the option of
        Party B, such failure shall  constitute an  Additional  Termination  Event with
        Party A as the sole Affected Party.

        For the  avoidance  of doubt,  both  parties  agree  that Party A shall only be required  to post  collateral  pursuant  to the terms of the CSA for the period
        (the "Collateral  Requirement Period") during which Party A's Ratings Downgrade
        Event  is  continuing  or  until  a  replacement  or  guarantor,   meeting  the
        requirements  set forth above,  is in place.  Once the  Collateral  Requirement
        Period has  ended,  Counterparty's  Custodian  shall  return any such  Eligible
        Collateral to Party A as soon as reasonably  practicable and to the extent such
        Collateral  has not already been  applied in  accordance  with this  Agreement, including the Credit Support Annex.

        2. S&P  Substitution  Event.  It shall  also be a "S&P  Substitution  Event" if
        Party A has a Long-Term  Rating of less than "BBB-" or a  Short-Term  Rating of less than "A-3," if applicable,  by S&P. In such case,  Party A shall within 10 days from such S&P Substitution  Event (while  collateralizing  any Exposure to
        Party B),  transfer  this  Agreement and any and all  Transaction  hereunder at
        Party A's sole cost and expense,  in whole,  but not in part, to a counterparty that meets or exceeds the Approved Ratings Thresholds,  subject to satisfaction of the Rating Agency  Condition.  Failure to comply with this  provision  shall be an Additional Termination Event with Party A as the sole Affected Party.

        3.  Moody's  Guaranty  or  Substitution  Event.  If  Moody's  lowers  Party A's
           Long-Term  Rating to or below  "BAA1" or Party A's  Short-Term  Rating to or below "P-3",  Party A shall take either of the actions  specified  under (a)
           or (b) directly  below (while in the interim  period  before the  completion of such action posting  collateral,  at Party A's expense,  under the Credit
           Support Annex dated as of a date even herewith):

               (a)  Replace  Itself:  Use  its  good  faith  efforts  to  find a  party acceptable  to Party B, which  acceptance,  subject to the Rating Agency
               Condition,  shall  not be  unreasonably  withheld,  to whom all of Party
               A's interests and  obligations  under this  Agreement  shall be assigned at no cost to Party B, and  following  which  Party A shall be  released from all further obligations under this Agreement or

               (b)  Obtain  a  Guaranty:  Obtain  a  guaranty,  subject  to the  Rating
               Agency  Condition  and at Party A's  expense  of Party  A's  obligations under this  Transaction  from a third  party  that meets or exceeds  the
               Approved Ratings Threshold, in form and substance.

        "Rating Agency Condition"  means,  with respect to any particular  proposed act or  omission  to act  hereunder  that the party  acting or  failing to act must consult  with  each of the  Rating  Agencies  then  providing  a rating  of the
        Certificates  and  receive  from each of the Rating  Agencies  a prior  written confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

(b) Section  3(a)  of this  Agreement  is  hereby  amended  to  include  the  following additional representations after paragraph 3(a)(v):

    (vi) ELIGIBLE CONTRACT  PARTICIPANT.  It is an "eligible  contract  participant" as defined in section 1a(12) of the U.S. Commodity Exchange Act.

    (vii)  RELATIONSHIP  BETWEEN PARTY A AND PARTY B. Subject as provided in Part 5(g), each of Party A and Party B will be deemed  to  represent  to the other on the date on which it enters  into a  Transaction  or an  amendment  thereof  that  (absent a written agreement  between Party A and Party B that expressly  imposes  affirmative obligations to the contrary for that Transaction):

        (1)    PRINCIPAL.  It is acting as  principal  and not as agent  when  entering into this Agreement and each Transaction.

        (2)    NON-RELIANCE.  Party A is acting for its own account  and,  with respect to Party B, the  Trustee is acting on behalf of the trust under the Pooling and
        Servicing  Agreement.  Each  party has made its own  independent  decisions  to enter into that  Transaction and as to whether that  Transaction is appropriate or  proper  for it  based  upon its own  judgment  and upon  advice  from  such advisors as it has deemed  necessary.  It is not  relying on any  communication
        (written  or  oral)  of  the  other  party  as   investment   advice  or  as  a
        recommendation  to  enter  into  that  Transaction;  it being  understood  that information  and  explanations  related  to  the  terms  and  conditions  of  a
        Transaction  shall not be considered  investment  advice or a recommendation to enter into that Transaction.  No communication  (written or oral) received from the other  party  shall be deemed to be an  assurance  or  guarantee  as to the expected results of that  Transaction.  Notwithstanding  the foregoing,  in the case  of the  Trustee,  it has  been  directed  by the  Pooling  and  Servicing
        Agreement to enter into this Transaction.

        (3)    EVALUATION   AND   UNDERSTANDING.   It  is  capable  of  evaluating  and
        understanding (on its own behalf or through independent  professional  advice), and understands and accepts, the terms,  conditions and risks of this Agreement and each Transaction  hereunder.  It is also capable of assuming,  and assumes,
        all  financial  and  other  risks  of  this  Agreement  and  each   Transaction
        hereunder,  and,  in the  case of the  Trustee,  it has  been  directed  by the
        Pooling and Servicing Agreement to enter into this Transaction.

        (4)    STATUS OF PARTIES.  The other  party is not acting as a fiduciary  or an advisor for it in respect of that Transaction.

(c) SECTION  1(C).  For purposes of Section  1(c) of the  Agreement,  this  Transaction shall be the sole Transaction under the Agreement.

(d) TRANSFER.  Neither  Party A nor Party B is permitted to assign,  novate or transfer
    (whether  by way of  security  or  otherwise)  as a  whole  or in  part  any of its rights,  obligations or interests under this Agreement or any  Transaction  without the prior written consent of the other party;  PROVIDED,  HOWEVER, that (i) Party A
    may  make  such  a  transfer  or  assignment  of  this  Agreement   pursuant  to  a
    consolidation  or  amalgamation  with,  or  merger  with or into,  or  transfer  of
    substantially   all  of  its  assets  to,  another  entity,  or  an  incorporation, reincorporation  or  reconstitution,  and (ii) Party A may  transfer or assign this
    Agreement  to any  Person,  including,  without  limitation,  another  of Party A's offices,  branches or affiliates (any such Person,  office, branch or affiliate,  a
    "Transferee")  on at least five Business  Days' prior written notice to Party B and the Trustee;  PROVIDED  that,  with  respect to clause (ii),  (A) as of the date of such  transfer  the  Transferee  will not be  required  to  withhold  or  deduct on account of a Tax from any  payments  under  this  Agreement  unless the  Transferee will be  required  to make  payments  of  additional  amounts  pursuant  to Section
    2(d)(i)(4)  of this  Agreement  in respect of such Tax (B) a  Termination  Event or
    Event  of  Default  does  not  occur  under  this  Agreement  as a  result  of such transfer;  (C) such  notice is  accompanied  by a written  instrument  pursuant  to which the  Transferee  acquires and assumes the rights and  obligations  of Party A so  transferred;  and (D) Party A will be  responsible  for any  costs or  expenses
    incurred  in   connection   with  such   transfer.   Party  B  will   execute  such
    documentation  as is reasonably  deemed  necessary by Party A for the  effectuation of any such transfer.  Notwithstanding the foregoing,  no transfer (including,  but not limited to transfers  under  Section 7 or  otherwise)  shall be made unless the transferring  party  obtains  a  written  acknowledgment  from  each of the  Rating
    Agencies that,  notwithstanding  such  transfer,  the  then-current  ratings of the
    Certificates will not be reduced or withdrawn.

    Except as  specified  otherwise  in the  documentation  evidencing  a  transfer  or assignment,  a transfer or  assignment  of all the  obligations  of Party A made in compliance  with this Section 7 will  constitute  an acceptance  and  assumption of such  obligations (and any related  interests so transferred) by the Transferee,  a novation of the  transferee  in place of Party A with  respect to such  obligations
    (and any related  interests so  transferred),  and a release and discharge by Party
    B of Party A from,  and an  agreement by Party B not to make any claim for payment, liability,  or otherwise  against  Party A with respect to, such  obligations  from and after the effective date of the transfer.

(e) TRUSTEE  CAPACITY.  It is  expressly  understood  and agreed by the parties  hereto
    that  (i)  this   Agreement  is  executed  and  delivered  by  U.S.  Bank  National
    Association,  not  individually  or  personally  but  solely  as  the  Supplemental
    Interest  Trust  Trustee,  on  behalf  of the  Supplemental  Interst  Trust for the
    benefit  of  the  RASC   2006-KS9   Trust,   Home  Equity   Mortgage   Asset-Backed
    Pass-Through  Certificates,  Series  2006-KS9,  created pursuant to the Pooling and
    Servicing  Agreement (the  "Supplemental  Interest Trust"),  in the exercise of the powers and  authority  conferred  and vested in it under the Pooling and  Servicing
    Agreement,  (ii) each of the  representations,  undertakings and agreements  herein made on the part of Party B is made and intended  not as personal  representations, undertakings  and  agreements  by U.S. Bank  National  Association  but is made and intended for the purpose of binding only the  Supplemental  Interest  Trust,  (iii)
    nothing herein  contained  shall be construed as creating any liability on the part of U.S. Bank  National  Association,  individually  or  personally,  to perform any covenant either  expressed or implied  contained  herein,  all such  liability,  if any, being  expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties  hereto,  and (iv) under no  circumstances  shall U.S.
    Bank  National   Association   be   personally   liable  for  the  payment  of  any
    indebtedness  or  expenses of Party B or be liable for the breach or failure of any obligation,  representation,  warranty or covenant  made or  undertaken  by Party B under this  Agreement or any other related  documents,  as to all of which recourse shall  be  had  solely  to  the  assets  of  the  Supplemental  Interest  Trust  in accordance with the terms of the Pooling and Servicing Agreement

 (g)    PROCEEDINGS.  Party A shall not  institute  against  or cause any other  person to  institute  against,  or join  any  other  person  in  instituting  against  the
    Depositor or the  Supplemental  Interest Trust or the trust created pursuant to the
    Pooling and  Servicing  Agreement,  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings under any federal or state  bankruptcy,  dissolution  or similar  law,  for a period of one year and one day,  or if longer the  applicable  preference  period  then in  effect,  following indefeasible  payment in full of the  Certificates.  Nothing shall preclude,  or be deemed to stop,  Party A (i) from taking any action prior to the  expiration of the
    aforementioned   one  year  and  one  day  period,  or  if  longer  the  applicable preference period then in effect,  in (A) any case or proceeding  voluntarily filed or  commenced  by Party B or (B) any  involuntary  insolvency  proceeding  filed or commenced by a Person other than Party A, or (ii) from  commencing  against Party B
    or  any  of  the   Collateral   any  legal  action  which  is  not  a   bankruptcy,
    reorganization,   arrangement,   insolvency,  moratorium,  liquidation  or  similar
    proceeding.

(h) POOLING AND SERVICING AGREEMENT.Capitalized  terms used in this  Agreement that are not defined  herein and are defined in the Pooling and  Servicing  Agreement  shall have  the  respective  meanings  assigned  to them  in the  Pooling  and  Servicing
    Agreement.

(i) SET-OFF.  Notwithstanding  any  provision of this  Agreement or any other  existing or future  agreements,  each of Party A and Party B irrevocably waives as to itself any and all  contractual  rights it may have to set off,  net,  recoup or otherwise withhold or suspend or condition its payment or  performance  of any  obligation to the other party under this  Agreement  against any  obligation  of one party hereto to the other  party  hereto  arising  outside of this  Agreement  (which  Agreement includes  without  limitation,  the  Master  Agreement  to which this  Schedule  is attached,  this  Schedule and the  Confirmation).  The  provisions  for set-off set forth in  Section  6(e) of this  Agreement  shall not apply  for  purposes  of this
    Transaction.

 (j)    REGARDING  PARTY A. Party B  acknowledges  and agrees  that Party A has had and will have no  involvement  in and,  accordingly  Party A accepts no  responsibility for:  (i) the  establishment,  structure,  or choice of assets of Party B; (ii) the selection  of any person  performing  services  for or acting on behalf of Party B;
    (iii)  the  selection  of  Party  A as the  Counterparty;  (iv)  the  terms  of the
    Certificates;  (v) the  preparation  of or  passing  on the  disclosure  and  other
    information   (other  than  disclosure  and  information   furnished  by  Party  A)
    contained  in  any  offering  circular  for  the  Certificates,   the  Pooling  and
    Servicing  Agreement,  or any other  agreements or documents used by Party B or any other party in connection  with the marketing  and sale of the  Certificates;  (vi)
    the ongoing  operations and  administration of Party B, including the furnishing of any  information  to  Party  B  which  is  not  specifically  required  under  this
    Agreement; or (vii) any other aspect of Party B's existence.

(j) AMENDMENTS.  This  Agreement  will  not  be  amended  unless  Party  B  shall  have received  prior  written  confirmation  from each of the Rating  Agencies that such amendment  will not cause it to downgrade or withdraw its  then-current  ratings of any outstanding Certificates.

(k) GROSS-UP.  Section  2(d)(i)(4)  shall  not  apply  to  Party  B as X,  and  Section
    2(d)(ii)  shall not apply to Party B as Y, such that Party B shall not be  required to pay any additional amounts referred to therein.

(l)  RESTRICTIONS  ON  AMENDMENTS.  The Trustee  shall not,  without the prior  written consent of Party A (such consent shall not be unreasonably  withheld,  conditioned, or delayed),  enter into any amendment,  modification  or supplement to the Pooling and Servicing  Agreement that would  materially  and adversely  affects the timing, amount or priority of distributions to be made to Party A.

(m) NON-RECOURSE.   Notwithstanding   any  provision  herein  or  in  the  ISDA  Master
    Agreement  to the  contrary,  the  obligations  of Party B  hereunder  are  limited recourse  obligations  of Party B, payable  solely from the  Supplemental  Interest
    Trust and the proceeds  thereof,  in  accordance  with the priority of payments and other  terms  of the  Pooling  and  Servicing  Agreement.  In the  event  that  the
    Supplemental  Interest Trust and the proceeds  thereof,  should be  insufficient to satisfy all claims  outstanding  and following the  realization of the account held by the  Supplemental  Interest Trust and the proceeds  thereof,  any claims against or  obligations  of Party B under  the ISDA  Form  Master  Agreement  or any  other confirmation  thereunder  still  outstanding  shall be extinguished  and thereafter not revive.  The  Supplemental  Interest Trust Trustee shall not have liability for any  failure or delay in making a payment  hereunder  to Party A due to any failure or delay in  receiving  amounts in the account  held by the  Supplemental  Interest
    Trust from the Trust created pursuant to the Pooling and Servicing Agreement.

                        [Rest of page left intentionally blank]

        IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                    BARCLAYS BANK PLC

                                    By:  /s/Leelee Panno
                                       Name:   Leelee Panno
                                       Title:  Associate Director
                                       Date:   October 26, 2006

                                    RASC SERIES 2006-KS9

                                    By:   U.S.   Bank   National   Association,   not  in  its
                                    individual  capacity but solely as  Supplemental  Interest
                                    Trust  Trustee  for the  benefit of RASC  Series  2006-KS9
                                    Supplemental   Interest   Trust,   Home  Equity   Mortgage
                                    Asset-Backed Pass-Through Certificates, Series 2006-KS9

                                    By:  /s/Tamara Shultz-Fugh
                                       Name:  Tamara Shultz-Fugh
                                       Title: Vice President
                                       Date:

ISDA Master Agreement Schedule Signature page

        Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                          ISDA(R)

                  International Swaps and Derivatives Association, Inc.

                                  CREDIT SUPPORT ANNEX

                                   to the Schedule to the
                         ISDA Master Agreement deemed entered into
                                dated as of October 27, 2006
                                            between

            BARCLAYS BANK PLC                         U.S.  BANK  NATIONAL  ASSOCIATION  (THE
                                                      "SUPPLEMENTAL       INTEREST      TRUST
                                                      TRUSTEE"),   NOT  IN   ITS   INDIVIDUAL
                                                      CAPACITY  BUT  SOLELY  AS  SUPPLEMENTAL
                                                      INTEREST  TRUST  TRUSTEE,  ON BEHALF OF
                                                      THE  SUPPLEMENTAL  INTEREST TRUST,  FOR
                                                      THE  BENEFIT  OF RASC  SERIES  2006-KS9
                                                      TRUST,    HOME   EQUITY    ASSET-BACKED
                                                      PASS-THROUGH    CERTIFICATES,    SERIES
                                                      2006-KS9
                                              and
...........................................            .......................................

               ("Party A")                                          ("Party B")

This  Annex  supplements,  forms  part  of,  and  is  subject  to,  the  above-referenced
Agreement,  is  part  of its  Schedule  and  is a  Credit  Support  Document  under  this
Agreement with respect to each party.

PARAGRAPH 13.

(a)     SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this
        Annex includes the following additional obligations:

               With respect to Party A: None.

               With respect to Party B: None.

(b)     CREDIT SUPPORT OBLIGATIONS.

(i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)     "DELIVERY  AMOUNT" has the meaning  specified in Paragraph 3(a) , except that the words  "upon a demand  made by the  Secured  Party  on or  promptly following a Valuation  Date"  shall be deleted  and  replaced  with the words "not later than the close of  business  on the next Local
                      Business Day following a Valuation Date"; and

(B)     "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

(C)     "CREDIT SUPPORT AMOUNT".  shall not have the meaning  specified in Paragraph 3(b)
                      and, instead, will have the following meaning:

                      "Credit  Support  Amount"  means,  (a)  for any  Valuation  Date on which a Ratings  Event (as defined in the  Agreement)  has occurred and is  continuing  and  Party A has not  otherwise  complied  with
                      Part  5(a)  of  this  Agreement,   the  Secured  Party's   Modified
                      Exposure for that Valuation Date.

(ii)    ELIGIBLE  CREDIT  SUPPORT.  On any date,  the  following  items  will  qualify as
               "ELIGIBLE CREDIT SUPPORT" for each party:

                                                                            VALUATION
                                                                            PERCENTAGE
(A)     cash in U.S Dollars                                                 100%
(B)     negotiable debt obligations issued after 18 July 1984 by the U.S.   98.0%
                      Treasury Department having a residual maturity on
                      such date of less than 1 year (with local and
                      foreign currency issuer ratings of Moody's Aa2 and
                      S&P AA or above)
(C)     negotiable debt obligations issued after 18 July 1984 by the U.S.   To Be Determined
                      Treasury Department having a residual maturity on
                      such date equal to or greater than 1 year but less
                      than 5 years (with local and foreign currency
                      issuer ratings of Moody's Aa2 and S&P AA or above)
(D)     negotiable debt obligations issued after l8 July 1984 by the U.S.   To Be Determined
                      Treasury Department having a residual maturity on
                      such date equal to or greater than 5 years but less
                      than 10 years (with local and foreign currency
                      issuer ratings of Moody's Aa2 and S&P AA or above)
(E)     negotiable debt obligations of the Government National Mortgage     To Be Determined
                      Association, the Federal National Mortgage
                      Association, the Federal Home Loan Mortgage
                      Corporation, the Student Loan Marketing Association
                      or a Federal Home Loan Bank (all entities rated
                      Moody's Aal and S&P AA+ or above) with a residual
                      maturity on such date equal to or greater than 1
                      year but less than 3 years.
(F)     negotiable debt obligations of the Government National Mortgage     To Be Determined
                      Association, the Federal National Mortgage
                      Association, the Federal Home Loan Mortgage
                      Corporation, the Student Loan Marketing Association
                      or a Federal Home Loan Bank (all entries rated
                      Moody's Aa 1 and S&P AA+ or above) with a residual
                      maturity on such date equal to or greater than 3
                      years but less than 5 years.
(G)     negotiable debt obligations of the Government National Mortgage     To Be Determined
                      Association, the Federal National Mortgage
                      Association, the Federal Home Loan Mortgage
                      Corporation, the Student Loan Marketing Association
                      or a Federal Home Loan Bank (all entries rated
                      Moody's Aal and S&P AA+ or above) with a residual
                      maturity on such date equal to or greater than 5
                      years but less than 7 years.
(H)     negotiable debt obligations of the Government National Mortgage     To Be Determined
                      Association, the Federal National Mortgage
                      Association, the Federal Home Loan Mortgage
                      Corporation, the Student Loan Marketing Association
                      or a Federal Home Loan Bank (all entries rated
                      Moody's Aal and S&P AA+ or above) with a residual
                      maturity on such date equal to or greater than 7
                      years but less than 10 years.

        For the avoidance of doubt,  where  negotiable debt obligations are rated by only one of the above relevant  rating  agencies,  the rating applied will be based on
        the  rating  of  that  agency.   Notwithstanding  the  foregoing,   the  Eligible
        Collateral  referenced  above may only be posted if S&P has  assigned a rating to such Eligible Collateral.

        Where the  ratings  of the  relevant  agencies  differ  with  respect to the same negotiable debt obligation, the lower of the ratings shall apply.

        In addition,  upon a Ratings Event, Party A shall agree the Valuation  Percentage in  relation  to (C) through (H) above with the  relevant  rating  agency,  which shall be S&P,  Moody's and Fitch (to the extent such ratings  agency has provided a rating for the underlying Certificates);  provided, however, that if Party A is required to post  collateral  in accordance  with the terms of this  Agreement it shall post only (A) and (B) above  until such time as the  Valuation  Percentages are agreed.

(iii)   OTHER  ELIGIBLE  SUPPORT.   Such  Other  Eligible  Support  as  the  Pledgor  may
               designate;  provided,  at the expense of the  Pledgor,  the prior  written consent of the relevant  rating  agency,  which shall be S&P,  Moody's and
               Fitch (to the extent  such  ratings  agency has  provided a rating for the underlying  Certificates)),  shall have been  obtained.  For the avoidance of doubt there are no items  which  qualify as Other  Eligible  Support as of the date of this Annex.

(iv)    Thresholds.

(A)     "INDEPENDENT AMOUNT" means zero.

(B)     "THRESHOLD" means for Party A:

1.      infinity,  unless (i) a Ratings Event occurs and is  continuing  and (ii) Party A
                             has  not   otherwise   complied   with  PART  5(A)  of  this
                             Agreement, then its Threshold shall be zero, or

2.      in  the  event  that  Party  A has  otherwise  complied  with  Part  5(a)of  this
                             Agreement, its Threshold shall continue to be infinity.

                      "THRESHOLD" means, for Party B: infinity

(C)     "MINIMUM TRANSFER AMOUNT" means USD 100,000,  provided,  however, with respect to the  Secured  Party  at  any  time  when  the  Secured  Party  is a
                      Defaulting Party, "Minimum Transfer Amount" means zero.

(D)     ROUNDING: The Delivery Amount and the Return Amount will not be rounded.

(c)     VALUATION AND TIMING.

(i)     "VALUATION AGENT" means Party A.  The valuation agent's calculations shall be made in accordance with market practices using commonly accepted third party sources such as Bloomberg or Reuters.

(ii)    "VALUATION DATE" means each Local Business Day which, if treated as a Valuation
               Date, would result in a Delivery Amount or Return Amount.

(iii)   "VALUATION  TIME" means the close of business in the city of the Valuation  Agent
               on  the  Local   Business  Day  before  the  Valuation  Date  or  date  of
               calculation,  as applicable,  provided that the  calculations of Value and
               Exposure will be made as of approximately the same time on the same date.

(iv)    "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)     CONDITIONS  PRECEDENT  AND SECURED  PARTY'S  RIGHTS AND  REMEDIES.  The following
        Termination  Event will be a "SPECIFIED  CONDITION" for the party specified (that party being the Affected  Party if the  Termination  Event occurs with respect to that party):  None.

(e)     SUBSTITUTION.

(i)     "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)    CONSENT.  Not applicable.

(f)     DISPUTE RESOLUTION.

(i)     "RESOLUTION  TIME"  means  1:00  p.m.  New York time on the  Local  Business  Day following  the date on which the  notice  of the  dispute  is given  under
               Paragraph 5.

               VALUE.  For the purpose of Paragraphs  5(i)(C) and 5(ii), on any date, the
               Value of Eligible Credit Support will be calculated as follows:

               For Eligible Credit Support comprised of cash, the amount of such cash.

               For Eligible Collateral comprising securities;  the sum of (a)(x) the last bid  price on such  date for such  securities  on the  principal  national securities  exchange on which such  securities  are listed,  multiplied by the applicable  Valuation  Percentage or (y) where any such securities are not  listed  on a  national  securities  exchange,  the bid price for such securities  quoted  as at the  close  of  business  on  such  date  by any principal market maker for such securities  chosen by the Valuation Agent, multiplied by the  applicable  Valuation  Percentage or (z) if no such bid price is listed  or quoted  for such  date,  the last bid price  listed or quoted  (as the case may be),  as of the day next  preceding  such date on which such prices were available;  multiplied by the applicable  Valuation
               Percentage;  plus (b) the accrued  interest on such securities  (except to the  extent  that  such  interest  shall  have  been  paid to the  Pledgor pursuant  to  Paragraph  6(d)(ii)  or  included  in the  applicable  price referred to in subparagraph (a) above) as of such date.

(ii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply; provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under
               Paragraph 3 if no dispute had arisen.

(g)     Holding and Using Posted Collateral.

(i)     ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

               Party B is not and will not be entitled to hold Posted  Collateral.  Party
               B's  Custodian  will be  entitled to hold  Posted  Collateral  pursuant to
               Paragraph 6(b);  provided that the Custodian for Party B shall be the same banking  institution that acts as Trustee for the Certificates (as defined in the Pooling and Servicing Agreement) for Party B.

               Initially,  the  Custodian  for Party B is : to be  advised  in writing by
               Party B to Party A.

(ii)    USE OF POSTED  COLLATERAL.  The  provisions  of Paragraph  6(c) will not apply to
               Party B; therefore,  Party B will not have any of the rights  specified in
               Paragraph  6(c)(i)  or 6  (c)(ii);  provided,  however,  that the  Trustee
               shall  invest  Cash  Posted  Credit   Support  in  such   investments   as
               designated  by Party A, with losses (net of gains)  incurred in respect of such investments to be for the account of Party A.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

(i)     INTEREST RATE. The "INTEREST  RATE" will be the rate earned on Cash Posted Credit
               Support pursuant to clause (g)(ii) above.

(ii)    TRANSFER OF INTEREST AMOUNT.  The Transfer of the Interest Amount will be made on each Distribution Date.

(iii)   ALTERNATIVE TO INTEREST  AMOUNT.  The  provisions of Paragraph  6(d)(ii) will not apply.

(i)     ADDITIONAL REPRESENTATION(S).

               There are no additional representations by either party.

(j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)     "VALUE" with respect to Other  Eligible  Support and Other Posted  Support  shall have such  meaning as the  parties  shall  agree in  writing  from time to time.

(ii)    "TRANSFER" with respect to Other Eligible  Support and Other Posted Support shall have such  meaning as the  parties  shall  agree in  writing  from time to time.

(k)     DEMANDS AND NOTICES.

        All demands,  specifications  and notices  under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand,  specification or notice:

(i)     shall be given to or made at the following addresses:

        If to Party A:

                    5 The North Colonnade
                    Canary Wharf
                    London E14 4BB, England
                    Attention:  Swaps Documentation
                    Facsimile No.:  0207-773-6857/6858
                    Telephone No.:  0207-773-6915/6904

        with a copy to:

                    General Counsel's Office
                    200 Park Avenue
                    New York, N.Y. 10166

        Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

        If to Party B:

                      As set forth in part 4(a) of the Schedule

        or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

(ii)    shall  (unless  otherwise  stated in this Annex) be deemed to be effective at the time such  notice is actually  received  unless such notice is received on a day which is not a Local  Business  Day or after the  Notification  Time on any Local  Business  Day in which event such notice  shall be deemed to be effective on the next succeeding Local Business Day.

(l)     ADDRESS FOR TRANSFERS.

        Party B: To be  notified  by Party B to  Party A at the time of the  request  for
        Transfer.

(m)     OTHER PROVISIONS.

(i)     ADDITIONAL DEFINITIONS.  As used in this Annex:

               "LOCAL  BUSINESS  DAY" means:  (i) any day on which  commercial  banks are open for  business  (including  dealings in foreign  exchange  and foreign currency  deposits)  in London,  New York and the location of the Trustee, and (ii) in relation to a Transfer of Eligible  Credit  Support,  a day on
               which the  clearance  system  agreed  between the parties for the delivery of  Eligible  Credit  Support  is open for  acceptance  and  execution  of settlement  instructions  (or in the case of a  Transfer  of Cash or other
               Eligible  Credit  Support  for which  delivery  is  contemplated  by other means, a day on which  commercial  banks are open for business  (including dealings for foreign  exchange and foreign  deposits) in New York and such other places as the parties shall agree).

(ii)    HOLDING  COLLATERAL.  The  Secured  Party  shall  cause any  Custodian  appointed hereunder to open and maintain a  segregated  account and to hold,  record and identify all the Posted  Collateral  in such  segregated  account and, subject to Paragraph  8(a), such Posted  Collateral  shall at all times be and remain the  property of the  Pledgor  and shall at no time  constitute the  property  of, or be  commingled  with the  property  of, the  Secured
               Party or the Custodian.

(iii)   AGREEMENT  AS TO  SINGLE  SECURED  PARTY AND  PLEDGOR.  Party A and Party B agree that,  notwithstanding  anything to the  contrary  in this Annex,  (a) the term  "Secured  Party" as used in this  Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex  means only Party A, (c) only Party
               A makes the pledge and grant in  Paragraph 2, the  acknowledgement  in the final  sentence of Paragraph 8(a) and the  representations  in Paragraph 9 and (d) Party A shall have no  obligations  under  this  Annex  other than during a Collateral Requirement Period.

(iv)    FORM OF ANNEX.  The parties  hereby agree that the text of the body of this Annex is  intended  to  be  the  printed  form  of  ISDA  Credit  Support  Annex
               (Bilateral  Form - ISDA  Agreements  Subject to New York Law  version)  as published  and  copyrighted  by the  International  Swaps and  Derivatives
               Association, Inc.

(v)     EXPOSURE.  The Parties agree that in the event of a Ratings Event  relating to an action  taken by S&P,  the  Valuation  Agent shall  internally  verify its calculation of the Secured  Party's  Exposure by reporting its calculation thereof  to S&P on a weekly  basis.  In  addition,  in the case  where the long term  unubordinated  and unsecured  debt of Party A ceases tobe rated at least BBB+ by S&P,  the  Valuation  Agent shall  externally  verify its calculation  of the Secured  Party's  Exposure  by seeking two  quotations from  Reference  Market-makers  at the end of each month (such  quotations being for  amounts  payable  as  described  in the  definition  of "Market
               Quotations" in the Agreement  where the date on which such  quotations are sought is the Early  Termination  Date and the  Transaction  entered  into pursuant to the  Agreement is the only  Termination  Transaction).  In the
               case  where  external   verification   of  the  Exposure   calculation  is
               required,   the  Valuation  Agent  must  (i)  obtain  at  least  two  such quotations  (ii) may not obtain the quotations  referred to above from the same  Reference  Market-maker  in excess of four times during any 12 month period.  Furthermore,  the Exposure  valuations  should reflect the higher of two bids  from  Reference  Market-makers  that  would be  eligible  and willing to provide  the market  quotation  in the  absence of the  current provider  and (iii) must  submit to S&P the two bids  provided by external parties.  The  collateral  requirement  should be based on the  greater of the  internal and external  verifications.  In the event the  verification procedures  set forth above  indicate  that there is a  deficiency  in the amount of Eligible  Collateral  that has been posted to the Secured Party, the Pledgor  shall post the amount of  Eligible  Collateral  necessary  to cure such  deficiency  to the Secured  Party within  three Local  Business
               Days.

(vi)    EXPENSES.  Notwithstanding  Paragraph  10, the Pledgor will be  responsible  for, and will  reimburse  the Secured  Party for,  all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

        (vii)     ADDITIONAL DEFINITIONS.  As used in this Annex:

                "RATINGS  EVENT" means a "Ratings  Downgrade  Event,  a S&P  Substitution
               Event , or a Moody's  Guaranty  or  Substitution  Event (as defined in the
               Agreement).

               "MODIFIED  EXPOSURE"  means,  for any  Valuation  Date, an amount equal to the  greater  of  (a)  the  sum  of  Secured  Party's  Exposure  for  that
               Valuation Date plus the Notional Volatility Buffer and (b) zero.

                "NOTIONAL  VOLATILITY  BUFFER" as determined  by the Valuation  Agent for any date,  means the  outstanding  Notional  Amount of the  Transaction on such date  multiplied by the relevant  percentage for such date as set out in the table below on such date.

                                         Less than or    Less than or equal to
                                         equal to 5      10 years but greater
                                         years to        than 5 years to
               Party A S&P Rating on     Termination     Termination Date of
               such date                 Date of the     the Transaction
                                         Transaction

               Short Term Rating of A-2  3.25%           4.00%
               Short Term Rating of A-3  4.00%           5.00%

               Long Term Rating of BB+   4.50%           6.75%
               or lower

        IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Annex  by  their  duly authorized representatives as of the date of the Agreement.

BARCLAYS BANK PLC                                 RASC SERIES 2006-KS9

                                                  By:  U.S. Bank National Association, not in
                                                  its individual capacity but solely as
                                                  Supplemental Interest Trust Trustee for the
                                                  benefit of RASC Series 2006-KS9 Supplemental
                                                  Interest Trust, Home Equity Mortgage
                                                  Asset-Backed Pass-Through Certificates,
                                                  Series 2006-KS9

By:  /s/Leelee Panno                             By:  /s/Tamara Shultz-Fugh
     Name: Leelee Panno                                Name: Tamara Shultz-Fugh
     Title:  Associate Director                        Title: Vice President
        Date:  October 26, 2006                        Date: